SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
 EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)
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Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
 Soliciting Material Pursuant to Rule 14a-12

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
______________________________________________________________________
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______________________________________________________________________
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THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
c/o The Dreyfus Corporation
200 Park Avenue
New York, New York  10166
January 4, 2017
To the owners of variable annuity contracts and variable life insurance policies entitled to give voting instructions:
Enclosed are a Notice and a Proxy Statement concerning a Special Meeting of Shareholders of The Dreyfus Socially Responsible Growth Fund, Inc. (the "Fund").  As an owner of a variable annuity contract and/or variable life insurance policy (each, a "Policy") entitled to give voting instructions with respect to the Fund, you are being asked to instruct your insurance company as to the manner in which the Fund shares held by your Policy should be voted on (1) certain matters in connection with the implementation of proposed changes to the Fund's investment strategy, including removing the current fundamental social investment policy and related fundamental social considerations and changing the fundamental investment objective of the Fund, (2) the engagement of a sub-adviser for the Fund, (3) a "manager of managers" arrangement for the Fund and (4) changes to certain of the fundamental investment restrictions of the Fund in connection with the modernization of those policies, as described below.  These changes are part of a recommendation by The Dreyfus Corporation ("Dreyfus"), the Fund's investment adviser, to change the Fund's investment strategy to focus on sustainable and environmental, social and governance ("ESG") investing.  If shareholders approve the Proposals set forth in the enclosed Proxy Statement, the proposed changes would take effect on or about May 1, 2017.
Proposal 1.  In connection with Dreyfus' recommendation to change the Fund's investment strategy to focus on sustainable and ESG investing, the Fund's Board of Directors (the "Board") has approved, subject to shareholder approval of Proposals 1.A. and 1.B., removing certain current fundamental social investment policies and considerations of the Fund and Dreyfus' engagement of Newton Investment Management (North America) Limited ("Newton"), an affiliate of Dreyfus, as sub-adviser for the Fund.  Under the proposed investment strategy, the Fund normally would invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities (or derivative instruments with similar economic characteristics) of U.S. companies that demonstrate attractive investment attributes and sustainable business practices and have no material unresolvable ESG issues.  Newton considers a company to engage in "sustainable business practices" if the company engages in such practices in an economic sense (i.e., the durability of the company's strategy, operations and finances), and takes appropriate account of material externalities caused by or affecting its business.  To enable the Fund to change its investment strategy and Newton to fully implement for the Fund its investment approach that systematically integrates the consideration of ESG issues, the Board has approved, subject to shareholder approval, removing the Fund's current fundamental investment policy of investing in companies that, in the opinion of the Fund's management, conduct their business in a manner that contributes to the enhancement of the quality of life in America and related fundamental social considerations.  To be consistent with the proposed change to the Fund's investment strategy, the Fund's name would be changed to "The Dreyfus Sustainable U.S. Equity Portfolio, Inc."
Management of the Fund believes that replacing the Fund's current investment strategy that applies social screening criteria to investment decisions with one that integrates sustainable and ESG considerations in the investment process, combined with the investment management skills afforded by Newton generally and with respect to sustainable/ESG investing in particular, would be in the best interests of Fund shareholders.
Proposal 2.  The Board has approved, subject to shareholder approval of Proposal 2.A., changing the Fund's investment objective.  Currently, the Fund seeks to provide capital growth, with current income as a secondary goal.  Changing the Fund's investment objective is not required to enable the Fund to change its investment strategy and Newton to fully implement its investment approach for the Fund.  Under the proposed investment strategy, the Fund will invest principally in common stocks of companies that meet Newton's ESG and traditional investment standards, which Newton believes will benefit from long-term trends.  To be consistent with the proposed change to the Fund's investment strategy, the Fund's new investment objective would change to seeking long-term capital appreciation and the Fund would no longer seek current income as a secondary goal.  The Board also has approved, subject to shareholder approval of Proposal 2.B, changing the Fund's investment objective from a fundamental policy (which may not be changed without shareholder approval) to a non-fundamental policy (which may be changed by the Board upon 60 days' notice to shareholders).
Proposal 3.  The Board has approved, subject to shareholder approval of Proposal 3.A., the implementation of a "manager of managers" arrangement for the Fund whereby Dreyfus, under certain circumstances, would be able to hire and replace Fund sub-advisers that are either unaffiliated with Dreyfus or are wholly-owned subsidiaries of Dreyfus' ultimate parent company, The Bank of New York Mellon Corporation ("BNY Mellon"), without obtaining shareholder approval.  Additionally, the Board has approved, subject to shareholder approval of Proposal 3.B. and the Securities and Exchange Commission's issuance of an exemptive order to the Fund and Dreyfus, the implementation of a "manager of managers" arrangement whereby Dreyfus, under certain circumstances, would be able to hire and replace Fund sub-advisers that are either unaffiliated or affiliated with Dreyfus (whether or not wholly-owned subsidiaries of BNY Mellon) without obtaining shareholder approval.
Proposal 4.  The Board has approved, subject to shareholder approval of Proposals 4.A. through 4.J., changing or removing certain of the Fund's fundamental investment restrictions to provide the Fund with additional investment flexibility, to clarify and/or expand the Fund's ability to enter into certain types of transactions and/or to better align the relevant fundamental investment restrictions with those of other funds in the Dreyfus Family of Funds.  These restrictions pertain to investing in commodities, real estate, oil and gas, and certain derivative instruments; selling securities short; issuer diversification; industry concentration; margin; underwriting the securities of other issuers; investing for control; investing in companies with limited operations; investing in securities where affiliated persons are involved; and investing in warrants.  The changes to, or removal of, these fundamental investment restrictions are not required to enable the Fund to change its investment strategy and Newton to fully implement its investment approach for the Fund.
After careful review, the Board has unanimously approved each of the Proposals set forth in the enclosed Proxy Statement.  The Board recommends that you read the enclosed materials carefully and then instruct your insurance company to vote in favor of each Proposal.
Your vote is extremely important.  Please complete, date and sign the enclosed voting instruction form and return it promptly in the enclosed postage-paid envelope.
Further information about each of the Proposals is contained in the enclosed materials, which you should review carefully before you instruct your insurance company to vote.  If you have any questions after considering the enclosed materials, please call 1-800-DREYFUS.
Sincerely,

Bradley J. Skapyak
President
The Dreyfus Socially Responsible
Growth Fund, Inc.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
______________________________________________
Notice of Special Meeting of Shareholders
To Be Held on March 9, 2017
______________________________________________
To the owners of variable annuity contracts and variable life insurance policies entitled to give voting instructions:
A Special Meeting of Shareholders of The Dreyfus Socially Responsible Growth Fund, Inc. (the "Fund") will be held at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, on Thursday, March 9, 2017 at 9:30 a.m., for the following purposes:
1.	A. To approve removing the Fund's current fundamental social investment policy and related fundamental social considerations regarding its investment strategy.

B. To approve a sub-investment advisory agreement between Dreyfus and Newton Investment Management (North America) Limited with respect to the Fund.

2.	A. To approve changing the Fund's investment objective.

B. To approve changing the Fund's investment objective from a fundamental policy to a non-fundamental policy.

3.
A.    To approve the implementation of a "manager of managers" arrangement whereby Dreyfus, under certain circumstances, would be able to hire and replace Fund sub-advisers that are either unaffiliated with Dreyfus or are wholly-owned subsidiaries of Dreyfus' ultimate parent company, The Bank of New York Mellon Corporation ("BNY Mellon"), without obtaining shareholder approval.

B.    To approve the implementation of a "manager of managers" arrangement whereby Dreyfus, under certain circumstances, and subject to the Securities and Exchange Commission's issuance of an exemptive order to the Fund and Dreyfus, would be able to hire and replace Fund sub-advisers that are either unaffiliated or affiliated with Dreyfus (whether or not wholly-owned subsidiaries of BNY Mellon) without obtaining shareholder approval.

4.
A.    To approve changing a fundamental investment restriction regarding investing in commodities, real estate, oil and gas, including adopting a separate fundamental investment restriction regarding investing in physical commodities and certain derivative instruments.

B. To approve changing a fundamental investment restriction regarding issuer diversification.

C. To approve changing a fundamental investment restriction regarding industry concentration.

D. To approve changing a fundamental investment restriction on margin, including changing it to a non-fundamental policy.

E. To approve removing fundamental investment restrictions regarding short sales and certain derivative transactions.

F. To approve changing a fundamental investment restriction regarding underwriting the securities of other issuers.

G. To approve changing a fundamental investment restriction regarding investing in companies for the purpose of exercising control to a non-fundamental policy.

H. To approve removing a fundamental investment restriction regarding companies with limited operations.

I. To approve removing fundamental investment restrictions regarding investments in securities where affiliated persons are involved.

J. To approve removing a fundamental investment restriction regarding warrants.

5.	To transact such other business as may properly come before the meeting, or any adjournment(s) thereof.
Shares of the Fund are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies (collectively referred to as the "Policies").  Fund shares held in separate accounts which are attributable to the Policies will be voted by the respective insurance company in accordance with instructions received from the owners of the Policies ("Policyowners").
This Notice of Special Meeting of Shareholders and the accompanying proxy statement and voting instruction form are being delivered to Policyowners of record as of the close of business on January 4, 2017 so that they may instruct their insurance company as to the manner in which the Fund shares held by their Policies should be voted at the meeting.  Your vote is important.  Please complete, date and sign the enclosed voting instruction form and return it promptly in the enclosed postage-paid envelope.
By Order of the Board of Directors,

Janette E. Farragher
Secretary

New York, New York
January 4, 2017

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

PROXY STATEMENT
Special Meeting of Shareholders
 to be held on Thursday, March 9, 2017
This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of The Dreyfus Socially Responsible Growth Fund, Inc. (the "Fund") to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Thursday, March 9, 2017 at 9:30 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.
Shares of the Fund are offered only to separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts and variable life insurance policies (collectively referred to as the "Policies").  The Participating Insurance Company's separate accounts are the shareholders of the Fund.  However, pursuant to applicable laws, Fund shares held in a separate account which are attributable to Policies will be voted by the relevant Participating Insurance Company in accordance with instructions received from the holders of the Policies ("Policyowners").  As a Policyowner of record as of the close of business on January 4, 2017, you have the right to instruct your Participating Insurance Company as to the manner in which shares of the Fund attributable to your Policy should be voted.  To assist you in giving your instructions, a voting instruction form is enclosed.  To be effective, voting instructions must be received before the close of business on March 8, 2017 (the "Effective Time").  Such instructions may be revoked at any time prior to the Effective Time by written notice of revocation or another voting instruction form delivered to the Participating Insurance Company.
Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held.  Shareholders of the Fund will vote as a single class on each Proposal separately.
If either Proposal 1.A. or Proposal 1.B. is not approved by shareholders, the following proposals will not take effect: (a) the investment management related changes described under "Proposal 1—The Fund's Proposed Investment Strategy and Portfolio Management"; (b) Proposal 2.A. (changing the Fund's investment objective); and (c) Proposals 3.A. and 3.B. (implementing "manager-of-managers" arrangements for the Fund).  Proposals 2.B. and 4.A. through 4.J. are not contingent on the approval of any other proposals, and each will take effect if approved by shareholders, regardless of whether any other proposals are approved.
If either Proposal 1.A. or Proposal 1.B. is not approved, the Fund's investment strategy will continue to be implemented as currently described, unless Fund management or the Board proposes further changes.  If Proposal 2.A. is not approved, the Fund will maintain its current investment objective, unless Fund management or the Board proposes further changes.  If Proposal 2.B. is not approved, shareholder approval would continue to be required to change the Fund's investment objective.  If Proposal 3.A. is not approved, shareholder approval would continue to be required for Dreyfus to enter into or materially amend Fund sub-investment advisory agreements with sub-advisers that are either unaffiliated with Dreyfus or are wholly-owned subsidiaries of Dreyfus' ultimate parent company, The Bank of New York Mellon Corporation ("BNY Mellon").  If Proposal 3.B. is not approved, but Proposal 3.A. is approved, shareholder approval would continue to be required for Dreyfus to enter into or materially amend Fund sub-investment advisory agreements with affiliates of Dreyfus that are not wholly-owned subsidiaries of BNY Mellon, even if the requested order described below were to be granted by the Securities and Exchange Commission ("SEC").  If neither Proposal 3.A. nor Proposal 3.B. is approved, shareholder approval would continue to be required to enter into or materially amend any Fund sub-investment advisory agreement.  If any or all of Proposals 4.A. through 4.J. are not approved, it is not anticipated that there will be any practical effect on the Fund's current or proposed investment strategies.
If shareholders approve the Proposals, the proposed changes would take effect on or about May 1, 2017 (the "Effective Date").
Participating Insurance Companies will vote by proxy (i) Fund shares as to which no timely instructions are received, (ii) Fund shares owned exclusively by the relevant Participating Insurance Company or its affiliates and (iii) Fund shares held in the separate account representing charges against the separate account (i.e., shares attributable to earned fees and charges imposed by the Participating Insurance Companies that have not yet been withdrawn from the separate account but are not associated with the account of a particular Policyowner) in the same proportions as the voting instructions received from Policyowners.  Additional information regarding voting instruction rights is provided in the prospectus or statement of additional information for the Policies.
The approximate mailing date of this Proxy Statement and the accompanying voting instruction form is January 20, 2017.  To reduce expenses, only one copy of this Proxy Statement will be mailed to those addresses shared by two or more accounts.  If you wish to revoke this arrangement and receive individual copies, you may do so at any time by contacting your Participating Insurance Company.
The principal executive office of the Fund is located at 200 Park Avenue, New York, New York 10166.  Copies of the Fund's most recent Annual and Semi-Annual Reports are available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visiting www.dreyfus.com or calling toll-free 1-800-DREYFUS.
IMPORTANT NOTICE REGARDING INTERNET
AVAILABILITY OF PROXY MATERIALS

THIS PROXY STATEMENT AND COPIES OF THE FUND'S MOST RECENT
ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS ARE AVAILABLE AT
 WWW.DREYFUS.COM/PROXYINFO

PROPOSAL 1
INTRODUCTION
Dreyfus, the Fund's investment adviser, has recommended, and the Board, including a majority of the Board members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund ("Independent Board Members"), has approved, changing the Fund's investment strategy to focus on sustainable and environmental, social and governance ("ESG") investing.  Under the proposed investment strategy, the Fund normally would invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities (or derivative instruments with similar economic characteristics) of U.S. companies that demonstrate attractive investment attributes and sustainable business practices and have no material unresolvable ESG issues.  To be consistent with the proposed change to the Fund's investment strategy, the Fund's name would be changed to "The Dreyfus Sustainable U.S. Equity Portfolio, Inc."  The proposed changes to the Fund's investment strategy are further described below under the heading "The Fund's Proposed Investment Strategy and Portfolio Management."
In connection with Dreyfus' recommendation to change the Fund's investment strategy, the Board has approved, and recommends that shareholders of the Fund approve:
(i)	removing the current fundamental social investment policy and related fundamental social considerations of the Fund (Proposal 1.A.); and
(ii)	Dreyfus' engagement of Newton Investment Management (North America) Limited ("Newton"), an affiliate of Dreyfus, as sub-adviser for the Fund (Proposal 1.B.).
If both Proposal 1.A. and Proposal 1.B. are approved by shareholders, the investment management-related changes described below will take effect on the Effective Date.  Proposal 1.A. and 1.B. are further described below under the headings "Proposal 1.A.—Description of Proposal" and "Proposal 1.B.—Description of Proposal."
A.	The Fund's Proposed Investment Strategy and Portfolio Management
For more information regarding the differences between the Fund's current and proposed investment strategies and portfolio management, please see Appendix I.
1.            80% Policy
Subject to shareholder approval of Proposals 1.A. and 1.B., as of the Effective Date, the Fund normally will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities (or derivative instruments with similar economic characteristics) of U.S. companies that demonstrate attractive investment attributes and sustainable business practices and have no material unresolvable ESG issues.  When determining whether a company engages in "sustainable business practices," Newton considers whether the company (i) engages in such practices in an economic sense (i.e., the durability of the company's strategy, operations and finances), and (ii) takes appropriate account of material externalities caused by or affecting its business, as determined through Newton's ESG quality review described below, which will include assessment of a company's environmental, social and/or governance practices.  Newton also may invest in companies where it believes it can promote sustainable business practices through ongoing company engagement and active proxy voting, as described below.
2.            Investment Process
Newton seeks attractively-priced companies with good products, strong management and strategic direction that have adopted, or are making progress towards, a sustainable business approach.  These are companies that Newton believes should benefit from favorable long-term trends.  Newton will use an investment process that combines investment themes with fundamental research and analysis to select stocks for the Fund's portfolio.
Investment Themes.  Part of Newton's investment philosophy is the belief that no company, market or economy can be considered in isolation; each must be understood within a broader context.  Therefore, Newton's global industry analysts and Responsible Investment team begin their process by considering the context provided by a series of macroeconomic investment themes, which are designed to define the broader social, financial and political environment as a framework for understanding events, trends and competitive pressures worldwide.
Fundamental Research and Analysis.  Newton next conducts rigorous fundamental analysis of the competitive position and valuation of potential investments, systematically integrating the consideration of ESG issues through its proprietary ESG quality review, which is designed to ensure that Newton appropriately accounts for any material ESG issues of the company in determining the potential investment's valuation.
Newton assigns an ESG quality review rating to a company based on a proprietary quality review that includes one or more of the following:
•
Environmental analysis, which includes an assessment of material environmental issues, such as carbon emissions, water management, energy sources and uses, hazardous materials, environmental benefits, natural resources, biodiversity, land rehabilitation and the risks presented by physical threats such as extreme weather events.

•
Social analysis, which includes an assessment of material social issues, such as human rights, human capital management, diversity and inclusion, supply chain management, labor standards, health and safety, business ethics, including consumer protection, and avoidance of corruption in all forms, including extortion and bribery.

•
Governance analysis, which includes an assessment of corporate governance structures and processes and takes into account the particular company circumstances and regulatory restrictions, guidelines and established best practices with respect to board structure, including the balance between executive and independent board representation, succession planning, capital structure, remuneration, risk management, internal controls, shareholder rights, ownership structure and transparency.

The Fund will not purchase shares in a company that manufactures tobacco products.
Ongoing ESG Monitoring and Engagement.  In addition to investing in companies that Newton believes are "sustainable" after applying the fundamental analysis and ESG quality review rating described above, Newton may invest in companies where it believes it can promote sustainable business practices through ongoing company engagement and active proxy voting consistent with Newton's investment and engagement priorities.  Newton will also monitor the Fund's entire portfolio for emerging ESG controversies and issues and will periodically review each company's ESG quality rating.  This integrated investment process is intended to ensure that ESG issues are taken into account and that the Fund invests in companies with attractive fundamental investment attributes that adopt, or are making progress towards, sustainable business practices.  Once an investment has been made, any material but resolvable ESG issues identified in the ESG quality review process will be addressed with the company in an engagement plan in order to promote change.  Newton typically will vote at every shareholder meeting of every portfolio holding.  This activity is undertaken in-house to ensure that the opinions expressed through Newton's voting record are in line with Newton's investment and engagement priorities.  The Fund will not invest in companies that Newton deems to have material unresolvable ESG issues.
3.            Investment Techniques
The Fund will invest principally in common stocks.  The Fund may invest in the stocks of companies with any market capitalization, but will focus on companies with market capitalizations of $5 billion or more at the time of purchase.  The Fund would be permitted to invest up to 20% of its net assets in the stocks of foreign companies, including up to 10% of its net assets in the securities of issuers in emerging market countries, that demonstrate attractive investment attributes and sustainable business practices and have no material unresolvable ESG issues.  Although not a principal investment strategy, the Fund would be permitted to, but would not be required to, use derivatives, principally options, futures and options on futures (including those relating to stocks, indices and foreign currencies), and forward contracts, as a substitute for investing directly in an underlying asset or currency, to increase returns, to manage foreign currency risk, as part of a hedging strategy or for other purposes related to the management of the Fund.  A derivatives contract will obligate or entitle the Fund to deliver or receive an asset or cash payment based on the change in value of one or more underlying investments, indices or currencies.  Although not a principal investment strategy, the Fund also would be permitted to invest in exchange-traded funds ("ETFs"), such as those that are designed to track the performance of an index, and real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate.  The Fund would not lend its portfolio securities.
4.            Investment Risks
In addition to the investment risks currently applicable to the Fund as described in the Fund's prospectus, as of the Effective Date, an investment in the Fund, as is currently the case, will be subject to the principal risk that the Fund's investment approach may cause it to perform differently than mutual funds that invest in equity securities of U.S. companies, but which do not integrate considerations of ESG issues when selecting investments.  The Fund's proposed investment approach that systematically integrates the consideration of ESG issues in the securities selection process may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities when it might otherwise be disadvantageous for the Fund to do so.  The Fund will vote proxies in a manner that is consistent with its investment approach, which may not always be consistent with maximizing the performance of the issuer in the short term.  In addition, to the extent the fund invests in large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.  Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities affecting their business.
The Fund also will be subject, as of the Effective Date, to the following additional risks that are not anticipated to be principal risks of investing in the Fund:
•
Small- and mid-cap stock risk.  To the extent the fund invests in small- and mid-cap companies, it will be subject to additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.  The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.  These companies may have limited product lines, markets or financial resources, or may depend on a limited management group.  Some of the fund's investments will rise and fall based on investor perception rather than economic factors.  Other investments may be made in anticipation of future products, services or events whose delay or cancellation could cause the stock price to drop.

•
Foreign investment risk.  To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers.  Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.  Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

•
Emerging market risk.  The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies.  Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.  Investments in these countries may be subject to political, economic, legal, market and currency risks.  The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States.

•
Liquidity risk.  When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value.  In such a market, the value of such securities and the Fund's share price may fall dramatically.  Investments that are illiquid may be more difficult to value.  Investments in foreign securities, particularly those in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.

•
Derivatives risk.  A small investment in derivatives could have a potentially large impact on the Fund's performance.  The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the Fund's use of derivatives may result in losses to the Fund.  Derivatives in which the Fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund will not correlate with the underlying assets or the Fund's other investments in the manner intended.  Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.  Certain types of derivatives, including over-the-counter transactions, involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to liquidity risk, credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued).  Future rules and regulations of the Securities and Exchange Commission ("SEC") may require the Fund to alter, perhaps materially, its use of derivatives.

•
ETF risk.  The risks of investing in ETFs typically reflect the risks associated with the types of instruments in which the ETFs invest.  When the Fund invests in an ETF, shareholders of the Fund will bear indirectly their proportionate share of the expenses of the ETF (including management fees) in addition to the expenses of the Fund.  ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index.  The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions.  Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally.  The Fund will incur brokerage costs when purchasing and selling shares of ETFs.

•
REIT risk.  Investments in REITs expose the Fund to risks similar to investing directly in real estate.  The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill.  They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the 1940 Act.

•	Portfolio turnover risk. At times, the Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the Fund's after-tax performance.
B.	Management
Subject to shareholder approval of Proposals 1.A. and 1.B., as of the Effective Date, John Gilmore, Jeff Munroe and Terry Coles will serve as the primary portfolio managers of the Fund, with Mr. Gilmore serving as lead portfolio manager.  The proposed portfolio managers are employees of Newton and will manage the Fund's assets in that capacity.  The proposed portfolio managers would replace the current portfolio managers who manage the Fund's assets pursuant to the Fund's existing investment strategy as employees of Dreyfus.  In addition, Sandra Carlisle will lead Newton's Responsible Investment team, which will be responsible for the Fund's fundamental ESG research and analysis, controversy monitoring, company engagement and active proxy voting.
C.	Implementation of the Fund's Proposed Investment Strategy
The Fund will not change its investment strategy as described above, nor will Dreyfus engage Newton as sub-adviser for the Fund, unless shareholders approve Proposals 1.A. and 1.B.  It is anticipated that certain securities currently held by the Fund would be sold to implement the investment strategy change.  Dreyfus and Newton will seek to implement the change to the Fund's investment strategy in an orderly manner, taking into account such factors as market conditions, portfolio transaction costs and the potential tax implications to Fund shareholders.  Management estimates that, based on the Fund's portfolio as of December 14, 2016, approximately 85% of the Fund's portfolio securities may be sold by the Fund to implement the change to the Fund's investment strategy.  Based on that assumption, management estimates that the portfolio transaction costs in connection with implementing the investment strategy change are expected to amount to approximately $320,000 or $0.05 per share.  Since the Fund's shareholders are the Participating Insurance Companies and their separate accounts, the tax impact of the sale of such portfolio securities will depend on the tax status of the Participating Insurance Company.  However, the sale of securities required to implement the new strategy is not expected to have any adverse tax impact on Policyowners, although transaction costs borne by the Fund may lower the Fund's performance.
PROPOSAL 1.A.:	TO APPROVE REMOVING THE FUND'S CURRENT FUNDAMENTAL SOCIAL INVESTMENT POLICY AND RELATED FUNDAMENTAL SOCIAL CONSIDERATIONS REGARDING ITS INVESTMENT STRATEGY.
A.            Description of Proposal
The Fund currently has the following fundamental investment policy and related social considerations, which can only be changed with the approval of the Board and the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities (the "Social Investment Policy"):
The companies in which the Fund invests are those that, in the opinion of the Fund's management, conduct their business in a manner that contributes to the enhancement of the quality of life in America.  To determine whether a company enhances the quality of life in America, the Fund's portfolio managers consider its record in the areas of (i) protection and improvement of the environment and the proper use of our natural resources, (ii) occupational health and safety, (iii) consumer protection and product safety and (iv) equal employment opportunity.
The Board has approved, and recommends that shareholders of the Fund approve, removing the Social Investment Policy in order to implement the investment strategy change approved by the Board as described above.
B.            Considerations of the Board
In approving the removal of the Social Investment Policy, the Board considered that removal of the Social Investment Policy is necessary in order to implement Dreyfus' recommendation to change the Fund's investment strategy to focus on sustainable and ESG investing.  The Board considered that the Fund commenced operations in October 1993 and is one of the first mutual funds available to insurance products that employs a socially responsible investment process but, as of October 31, 2016, only had approximately $223 million in assets, and considered Dreyfus' belief that investors who seek a responsible investment approach when choosing a fund in which to invest are transitioning away from socially responsible investing to sustainable investing that integrates ESG considerations into financial analysis and investment decision-making.  The Board considered the additional risks to which the Fund may be subject as a result of the proposed investment strategy changes and that such additional risks are not anticipated to be principal risks of investing in the Fund.  The Board also considered both the estimated portfolio transaction costs to the Fund and the potential negative tax implications to the shareholders of the Fund resulting from the implementation of the proposed investment management changes (further described under the heading "Implementation of the Fund's Proposed Investment Strategy" above).  Finally, the Board considered Dreyfus' belief that the proposed changes are in the best interest of Fund shareholders.  After consideration of these factors, the Board determined to approve Proposal 1.A., subject to shareholder approval of both Proposal 1.A. and Proposal 1.B.
PROPOSAL 1.B.:	TO APPROVE A SUB-INVESTMENT ADVISORY AGREEMENT BETWEEN DREYFUS AND NEWTON WITH RESPECT TO THE FUND.
A.            Description of Proposal
At the Board Meeting, the Board, including a majority of the Independent Board Members, approved, subject to shareholder approval, Newton to serve as a sub-adviser for the Fund and, in connection therewith, a sub-investment advisory agreement between Dreyfus and Newton (the "Newton Sub-Advisory Agreement").  As the Fund's sub-adviser, Newton would perform its advisory duties and responsibilities subject to the oversight and supervision of Dreyfus.  Under the Newton Sub-Advisory Agreement, a form of which is attached as Exhibit A hereto, Dreyfus, and not the Fund, will compensate Newton out of the fee Dreyfus receives from the Fund.  Accordingly, there will be no increase in the advisory fee paid by the Fund to Dreyfus as a consequence of the appointment of Newton or the implementation of the Newton Sub-Advisory Agreement.  Dreyfus has agreed to pay Newton a sub-investment advisory fee at the annual rate of 0.29% of the value of the Fund's average daily net assets.
Dreyfus serves as the Fund's investment adviser.  Investment decisions for the Fund currently are made by members of the Active Equity Team of Mellon Capital Management Corporation ("Mellon Capital") who are dual employees of Mellon Capital and Dreyfus and manage the Fund as employees of Dreyfus.  Pursuant to its management agreement with Dreyfus (the "Management Agreement"), the Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.75% of the value of the Fund's average daily net assets.  In connection with, and subject to shareholder approval of, Proposals 1.A. and 1.B., Dreyfus will contractually reduce the annual rate of its management fee from 0.75% to 0.60% of the value of the Fund's average daily net assets, effective as of the Effective Date.  Although the Fund's expense ratio is not anticipated to increase as a result of the proposals, Dreyfus will contractually agree, effective as of the Effective Date and until May 1, 2018, to waive receipt of its fees and/or assume the direct expenses of the Fund so that the expenses of none of the share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.70%.  Management has represented to the Board that there will be no diminution in the nature, extent or quality of the services provided to the Fund by Dreyfus or its affiliates.  The current and proposed management fee and expense reimbursement arrangements are summarized below.
	Current Arrangement	Proposed Arrangement
Management Fee	Fund has agreed to pay Dreyfus a fee at the annual rate of 0.75% of the value of the Fund's average daily net assets	Fund will agree to pay Dreyfus a fee at the annual rate of 0.60% of the value of the Fund's average daily net assets
Sub-advisory Fee	None; Dreyfus retains entire management fee	From the management fee Dreyfus receives from the Fund, Dreyfus will pay Newton, the Fund's sub-adviser, a fee at the annual rate of 0.29% of the value of the Fund's average daily net assets
Fee Waiver/Expense Reimbursement	None
Dreyfus will waive receipt of its fees and/or assume the direct expenses of the Fund so that expenses of each share class will be limited to 0.70% (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses)

B.            Information About Newton
Newton is an indirect wholly-owned subsidiary of The Bank of New York Mellon ("BNY Mellon"), located at 160 Queen Victoria Street, London, EC4V 4LA, United Kingdom.  Newton, a registered investment adviser, was formed in 1978 and, as of September 30, 2016, together with its affiliates that comprise the Newton group of companies, managed approximately $70.9 billion in discretionary separate accounts and other investment accounts.  Newton is affiliated with Dreyfus.
Newton manages money globally for a wide range of clients, including small and large institutional investors as well as endowments and charities, and mutual funds.  Newton has an integrated approach to responsible investing.  The consideration of ESG issues is aligned with many of Newton's investment themes.  Newton's integrated investment process is intended to ensure that ESG practices, issues and risks are taken into account and that the Fund invests in well-run companies with attractive fundamentals that adopt, or are making progress towards, practices in keeping with sustainable development without compromising the needs of future generations.
If the Newton Sub-Advisory Agreement is approved by shareholders, Newton will serve as sub-adviser to the Fund, and John Gilmore, Jeff Munroe and Terry Coles will be the Fund's primary portfolio managers, effective as of the Effective Date.  Mr. Gilmore, who will be the Fund's lead portfolio manager, is the lead manager of Newton's sustainable U.S. equity model and a member of its global equities team providing specialist insight into the North American market.  Mr. Munroe is the investment leader of the global equities team at Newton.  Mr. Coles is a portfolio manager on the global equities team at Newton.  In addition, Newton's Responsible Investment team, led by Sandra Carlisle, will be responsible for the Fund's fundamental ESG research and analysis, controversy monitoring, company engagement and active proxy voting.
Newton currently does not serve as sub-adviser to any investment companies having similar investment objectives and similar investment policies as the Fund.
The names and principal occupations of the principal executive officers of Newton are:  Hanneke Smits, Chief Executive Officer; Andrew Downs, Chief Operating Officer; James M. Helby, Chief Risk Officer; and Sophie Williams, Chief Compliance Officer.  The address of each person listed above, as it relates to the person's position with Newton, is 160 Queen Victoria Street, London, EC4V 4LA, United Kingdom.
C.            Proposed Sub-Investment Advisory Agreement with Newton
The following discussion is a description of the material terms of the Newton Sub-Advisory Agreement.  Please refer to the form of the Newton Sub-Advisory Agreement contained in Exhibit A to this Proxy Statement for further information.
The Newton Sub-Advisory Agreement provides that, subject to the supervision and approval of Dreyfus and the Board, Newton will provide investment management to the Fund's assets allocated to it by Dreyfus.  Newton, among other duties, will obtain and provide investment research and supervise the Fund's investments and will conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets, including the placing of portfolio transactions for execution with either the issuer directly or with any broker or dealer, futures commission merchant, counterparty or other entities.  Newton also will perform certain other administrative and compliance-related functions in connection with the management of the Fund's assets.  The Newton Sub-Advisory Agreement provides that Newton will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or Dreyfus, except by reason of willful misfeasance, bad faith or gross negligence in the performance of Newton's duties, or by reason of Newton's reckless disregard of its obligations and duties, under the Newton Sub-Advisory Agreement.
Newton will be compensated from the fee that Dreyfus receives from the Fund.  There will be no increase in the advisory fee paid by the Fund to Dreyfus as a consequence of the addition of Newton or the implementation of the Newton Sub-Advisory Agreement.  Newton generally will bear all expenses in connection with the performance of its services under the Newton Sub-Advisory Agreement.  All other expenses to be incurred in the operation of the Fund (other than those borne by Dreyfus) will be borne by the Fund.
In accordance with the Newton Sub-Advisory Agreement and procedures adopted by the Board, Newton may effect Fund portfolio transactions through a broker affiliated with the Fund, Dreyfus or Newton, and the affiliated broker may receive brokerage commissions in connection therewith as permitted by applicable law.
The Newton Sub-Advisory Agreement is subject to annual approval by the Board, including a majority of the Independent Board Members.  The Newton Sub-Advisory Agreement is terminable without penalty by:  (i) Dreyfus on not more than 60 days' notice to Newton; (ii) the Board or by vote of the holders of a majority of the Fund's outstanding voting securities on not more than 60 days' notice to Newton; or (iii) Newton on not less than 90 days' notice to the Fund and Dreyfus.  The Newton Sub-Advisory Agreement provides that it will terminate automatically in the event of its assignment.  In addition, the Newton Sub-Advisory Agreement provides that it will terminate if the Management Agreement terminates for any reason.
D.            Considerations of the Board
At the Board Meeting, Dreyfus recommended the appointment of Newton to serve as a sub-adviser for the Fund.  The recommendation of Newton was based on, among other information, Dreyfus' review and report relating to Newton and its investment advisory services.  The Board members also noted that Newton currently serves as sub-adviser to certain other funds in the Dreyfus Family of Funds.  In the opinion of Dreyfus, the engagement of Newton as the Fund's sub-adviser, with no increase in the advisory fee paid by the Fund, would be in the best interests of the Fund's shareholders given the proposed change to the Fund's investment strategy and the investment management skills afforded by Newton generally and with respect to sustainable/ESG investing in particular.
At the Board Meeting, the Board, including a majority of the Independent Board Members, considered and approved the Newton Sub-Advisory Agreement.  In determining whether to approve the Newton Sub-Advisory Agreement, the Board considered the materials prepared by Dreyfus and Newton and other information received in advance of the Board Meeting, which was comprised of:  (i) a copy of the Newton Sub-Advisory Agreement; (ii) information regarding the nature, extent and quality of the services Newton would provide to the Fund; (iii) information regarding Newton's investment process, reputation, investment management business, personnel, and operations; (iv) information regarding Newton's brokerage and trading policies and practices; (v) information regarding Newton's proxy voting policies and practices; (vi) information regarding the level of sub-investment advisory fee to be charged by Newton; (vii) information regarding Newton's compliance program; and (viii) information regarding Newton's model performance returns representing an investment mandate similar to the Fund's proposed investment strategy, with such performance compared to the Fund's benchmark index.  The Board also considered the substance of discussions with representatives of Dreyfus at the Board Meeting.  Additionally, the Board reviewed materials supplied by counsel that were prepared for use by the Board in fulfilling its duties under the 1940 Act.
Nature, Extent and Quality of Services to be Provided by Newton.  In examining the nature, extent and quality of the services to be provided by Newton to the Fund, the Board considered Newton's:  (i) organization, history, reputation, qualification and background, as well as the qualifications of its personnel; (ii) expertise in providing portfolio management services to other investment portfolios and the performance history of those portfolios; (iii) proposed investment strategy for the Fund; (iv) model performance returns representing an investment mandate similar to the Fund's proposed investment strategy relative to the Fund's performance under its current investment strategy and the Fund's benchmark index; and (v) compliance program.  The Board specifically took into account Newton's investment process and responsible investing research resources and capabilities.  The Board also discussed the acceptability of the terms of the Newton Sub-Advisory Agreement.  The Board also considered the review process undertaken by Dreyfus, and Dreyfus' favorable assessment of the nature and quality of the sub-investment advisory services expected to be provided to the Fund by Newton.  The Board concluded that the Fund will benefit from the quality and experience of Newton's investment professionals.  Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by Newton were adequate and appropriate in light of Newton's experience with the proposed investment strategy, Newton's portfolio management and research resources, and Dreyfus' recommendation to engage Newton, and supported a decision to approve the Newton Sub-Advisory Agreement.
Investment Performance of Newton.  Because Newton would be a new sub-adviser for the Fund, the Board could not consider Newton's investment performance in managing the Fund's portfolio as a factor in evaluating the Newton Sub-Advisory Agreement during the Board Meeting.  However, the Board did review Newton's model performance returns representing an investment mandate similar to the Fund's proposed investment strategy.  The Board also discussed with representatives of Dreyfus the investment strategies to be employed by Newton in the management of the Fund's assets.  The Board noted Newton's reputation and experience with respect to investment management generally and sustainable/ESG investing in particular, the portfolio managers' experience with respect to the proposed investment strategy for the Fund, and Dreyfus' experience and reputation in selecting, evaluating and overseeing investment managers.  Based on its consideration and review of the foregoing information, the Board concluded that these factors supported a decision to approve the Newton Sub-Advisory Agreement.
Costs of Services to be Provided and Profitability.  The Board considered the proposed fee payable under the Newton Sub-Advisory Agreement, noting that the proposed fee would be paid by Dreyfus and, thus, would not impact the fees paid by the Fund.  The Board recognized that, because Newton's fee would be paid by Dreyfus, and not the Fund, an analysis of profitability was more appropriate in the context of the Board's consideration of the Management Agreement.  Accordingly, consideration of profitability with respect to Newton was not relevant to the Board's determination to approve the Newton Sub-Advisory Agreement.
Economies of Scale to be Realized.  The Board recognized that, because Newton's fee would be paid by Dreyfus, and not the Fund, an analysis of economies of scale was more appropriate in the context of the Board's consideration of the Management Agreement.  Accordingly, consideration of economies of scale with respect to Newton was not relevant to the Board's determination to approve the Newton Sub-Advisory Agreement.
The Board also considered whether there were any ancillary benefits that may accrue to Newton as a result of Newton's relationship with the Fund.  The Board concluded that Newton may direct Fund brokerage transactions to certain brokers to obtain research and other services.  However, the Board noted that Newton was required to select brokers who met the Fund's requirements for seeking best execution, and that Dreyfus would monitor and evaluate Newton's trade execution with respect to Fund brokerage transactions on a quarterly basis and would provide reports to the Board on these matters.
In considering the materials and information described above, the Independent Board Members received assistance from, and met separately with, their independent legal counsel, and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements.
After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Board Members, approved, and recommends that shareholders of the Fund approve, the Newton Sub-Advisory Agreement for the Fund.
*           *           *
PROPOSAL 2
PROPOSAL 2.A.:	TO APPROVE CHANGING THE FUND'S INVESTMENT OBJECTIVE.

A.            Description of Proposal
In connection with Dreyfus' recommendation to change the Fund's investment strategy, the Board has approved, and recommends that shareholders of the Fund approve, changing the Fund's investment objective.  Changing the Fund's investment objective as set forth below is contingent upon shareholder approval of this Proposal 2.A. and both Proposals 1.A. and 1.B.  Under the Fund's proposed investment strategy, the Fund will invest principally in common stocks of companies that meet Newton's ESG and traditional investment standards.  To be consistent with the proposed change to the Fund's investment strategy, the Fund's investment objective would be to seek long-term capital appreciation and the Fund would no longer seek current income as a secondary goal.  Changing the Fund's investment objective is not required, however, to enable the Fund to change its investment strategy and Newton to fully implement its investment approach for the Fund.
The Fund's investment objective currently is a fundamental policy, which can only be changed with the approval of the Board and the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities.  The proposed change to the investment objective is as follows:
Current Investment Objective:	To seek to provide capital growth, with current income as a secondary goal.
Proposed Investment Objective:	To seek long-term capital appreciation.
The Fund's proposed investment objective differs from the Fund's current investment objective primarily in that the Fund will no longer seek to provide income as a secondary goal.  Additionally, the Fund's proposed investment strategy seeks to invest in companies that engage in "sustainable business practices," as described in Proposal 1 above, which Newton believes will benefit from long-term trends.  Therefore, the addition of "long-term" to the Fund's proposed investment objective is appropriate.  "Appreciation" and "growth" are interchangeable terms.
B.            Considerations of the Board
In approving the change to the Fund's investment objective, the Board considered that the proposed investment objective is more consistent with the proposed appointment of Newton as sub-adviser for the Fund and implementation of the proposed investment strategy that focuses on sustainable and ESG investing.  After consideration of the proposed appointment of Newton and change to the Fund's investment strategy, the Board determined to approve Proposal 2.A., subject to shareholder approval of both Proposal 1.A. and Proposal 1.B.
PROPOSAL 2.B.:	TO APPROVE CHANGING THE FUND'S INVESTMENT OBJECTIVE FROM A FUNDAMENTAL POLICY TO A NON-FUNDAMENTAL POLICY.

A.            Description of Proposal

The Board has approved, and recommends that shareholders approve, changing the Fund's investment objective from a fundamental policy to a non-fundamental policy.  As a fundamental policy, the Fund's investment objective can only be changed with the approval of the Board and the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities.  As a non-fundamental policy, the Fund's investment objective could be changed by the Board upon 60 days' prior notice to shareholders.  Although the Fund has no current intention of changing the Fund's investment objective (other than as described in Proposal 2.A.), if in the future it is determined that changing the Fund's investment objective may be advantageous, the process of changing the investment objective would not involve the time and expense of seeking shareholder approval.
B.            Considerations of the Board
In considering the approval of Proposal 2.B., the Board considered the flexibility and cost savings associated with changing the Fund's investment objective to a non-fundamental policy if the Board were to determine to change the Fund's investment objective in the future.  The Board also considered that, should Proposal 2.B. be approved, the Fund would be required to notify shareholders of any change to its investment objective at least 60 days prior to its effectiveness, allowing shareholders that found the change objectionable to reallocate their assets prior to any change.
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PROPOSAL 3
INTRODUCTION
Proposal 3.A. seeks shareholder approval of a "manager of managers" arrangement whereby Dreyfus, under certain circumstances, would be able to hire and replace Fund sub-advisers in the future that are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined in the 1940 Act) of Dreyfus' ultimate parent company, BNY Mellon, without obtaining shareholder approval.  Additionally, Proposal 3.B. seeks shareholder approval of a "manager of managers" arrangement whereby Dreyfus, under certain circumstances, and subject to the SEC's issuance of an exemptive order to the Fund and Dreyfus, would be able to hire and replace Fund sub-advisers in the future that are either unaffiliated or affiliated with Dreyfus (whether or not wholly-owned subsidiaries of BNY Mellon) without obtaining shareholder approval.
At the Board Meeting, the Board, including a majority of the Independent Board Members, approved, subject to shareholder approval, implementation of a "manager of managers" arrangement for the Fund to provide the Fund with increased flexibility and to avoid costs associated with shareholder meetings.  Because the Fund currently does not have such approval, Dreyfus must first seek shareholder approval of any sub-adviser for the Fund as it is doing in Proposal 1.B.  Implementation of the "manager of managers" arrangement for the Fund is subject to shareholder approval of Proposal 3.A. or, subject to the SEC's issuance of an exemptive order, Proposal 3.B., and both Proposals 1.A. and 1.B.
INFORMATION ABOUT DREYFUS
Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as investment adviser to the Fund, subject to the supervision of the Board.  Founded in 1947, Dreyfus manages approximately $223 billion in 160 mutual fund portfolios.  Dreyfus, a wholly-owned subsidiary of BNY Mellon, is the primary mutual fund business of BNY Mellon, a global financial services company focused on helping clients manage and service their financial assets, operating in 35 countries and serving more than 100 markets.  BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace.  BNY Mellon has $30.5 trillion in assets under custody and administration and $1.7 trillion in assets under management.  BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation.  BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies.  Additional information is available at www.bnymellon.com.
Pursuant to the Management Agreement, and subject to the supervision and approval of the Board, Dreyfus provides investment management of the Fund's portfolio in accordance with the Fund's investment objective and policies as stated in the Fund's prospectus and statement of additional information as from time to time in effect.  In connection therewith, Dreyfus supervises the Fund's investments and conducts or supervises a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets.  Dreyfus furnishes to the Fund such statistical information, with respect to the investments which the Fund may hold or contemplate purchasing, as the Fund may reasonably request.  The Management Agreement permits Dreyfus to enter into sub-investment advisory agreements with one or more sub-advisers.  The Management Agreement is subject to annual approval by (i) the Board or (ii) vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance also is approved by a majority of the Independent Board Members, by vote cast in person at a meeting called for the purpose of voting on such approval.  The Management Agreement is terminable without penalty, on 60 days' notice, by the Board or by vote of the holders of a majority of the Fund's outstanding voting securities, or, upon not less than 90 days' notice, by Dreyfus.  The Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).  The Management Agreement provides that Dreyfus shall exercise its best judgment in rendering services to the Fund and that Dreyfus will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, except by reason of willful misfeasance, bad faith or gross negligence in the performance of Dreyfus' duties, or by reason of Dreyfus' reckless disregard of its obligations and duties, under the Management Agreement.  The Management Agreement was last approved by the Board at a meeting held on November 17, 2016, and by the Fund's shareholders on August 2, 1994.
The following persons are officers and/or directors of Dreyfus:  Mark Santero, Chief Executive Officer and President and a director; Diane P. Durnin, Vice Chairman and a director; Bradley J. Skapyak, Chief Operating Officer and a director; Peter Arcabascio, Vice President–Distribution; Charles E. Doumar, Vice President–Tax; Kathleen Geis, Vice President; Tracy A. Hopkins, Vice President–Cash Strategies; Anthony Mayo, Vice President–Information Systems; Claudine Orloski, Vice President–Tax; Alban Miranda, Chief Financial Officer; Joseph W. Connolly, Chief Compliance Officer; Bennett A. MacDougall, Chief Legal Officer; Christopher O'Connor, Chief Administrative Officer; Katherine Scott, Chief Risk Officer; and James Bitetto, Secretary.  Messrs. Skapyak, MacDougall, Connolly and Bitetto also serve as officers of the Fund.  Mr. Skapyak serves as President, Mr. MacDougall serves as Chief Legal Officer, Mr. Connolly serves as Chief Compliance Officer and Mr. Bitetto serves as Vice President and Assistant Secretary of the Fund.  No other officers or directors of Dreyfus serve as officers or Board members of the Fund.  The address of each officer and/or director of Dreyfus is 200 Park Avenue, New York, New York  10166.
CONSIDERATIONS OF THE BOARD
In considering the approval of Proposal 3.A. and 3.B., the Board considered the conditions imposed by the Existing Order (defined below) and the requested order, respectively, and the flexibility and cost savings associated with "manager of managers" arrangements.
PROPOSAL 3.A.:
TO APPROVE THE IMPLEMENTATION OF A "MANAGER OF MANAGERS" ARRANGEMENT WHEREBY DREYFUS, UNDER CERTAIN CIRCUMSTANCES, WOULD BE ABLE TO HIRE AND REPLACE FUND SUB-ADVISERS THAT ARE EITHER UNAFFILIATED WITH DREYFUS OR ARE WHOLLY-OWNED SUBSIDIARIES OF DREYFUS' ULTIMATE PARENT COMPANY, BNY MELLON, WITHOUT OBTAINING SHAREHOLDER APPROVAL.

Currently, hiring or replacing a sub-adviser generally requires shareholder approval of the sub-investment advisory agreement, pursuant to Section 15(a) of the 1940 Act.  Because the process of seeking shareholder approval of sub-investment advisory agreements is administratively burdensome and costly to a fund (and therefore indirectly to the fund's shareholders), it may cause delays in executing changes that the fund's board and the investment adviser have determined are necessary or desirable.  As a result, many mutual funds and their investment advisers have requested and obtained orders from the SEC exempting them from certain requirements of Section 15(a) of the 1940 Act, and the rules thereunder, to permit them to hire and replace sub-advisers without shareholder approval.  Dreyfus has obtained from the SEC such an exemptive order (the "Existing Order"), upon which the Fund may rely, if approved by shareholders, that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with sub-advisers that are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined in the 1940 Act) of BNY Mellon without obtaining shareholder approval.
The Existing Order relieves the Fund from disclosing the sub-investment advisory fee paid by Dreyfus to an unaffiliated sub-adviser in documents filed with the SEC and provided to shareholders.  In addition, pursuant to the Existing Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus.  Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the Board.  Currently, the Fund has selected Newton, subject to shareholder approval, to manage all of the Fund's assets.  One of the conditions of the Existing Order is that the Board, including a majority of the Independent Board Members, must approve each new sub-adviser.  In addition, the Fund is required under the Existing Order to provide shareholders with information about each new sub-adviser within 90 days of the hiring of any new sub-adviser.  Shareholders would receive notice of, and information pertaining to, any new sub-investment advisory agreement and, except as modified by the Existing Order, shareholders would receive the same information about a new sub-investment advisory agreement and a new sub-adviser that they would receive in a proxy statement related to their approval of a new sub-investment advisory agreement in the absence of a "manager of managers" arrangement.  Before the Fund may rely on the Existing Order, however, the proposed "manager of managers" arrangement must be approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.
If the manager of managers arrangement is approved by Fund shareholders, Dreyfus will continue to provide investment management of the Fund's portfolio in accordance with the Fund's investment objective and policies, and, subject to review and approval of the Board, will:  (i) set the Fund's overall investment strategies; (ii) evaluate, select, and recommend any sub-advisers to manage all or a part of the Fund's assets; and (iii) implement procedures reasonably designed to ensure that sub-advisers comply with the Fund's investment objective, policies and restrictions.  Subject to review by the Board, Dreyfus will (a) when appropriate, allocate and reallocate the Fund's assets among sub-advisers; and (b) monitor and evaluate the performance of sub-advisers.
Under the proposed "manager of managers" arrangement, the Board would evaluate and approve all sub-investment advisory agreements as well as any amendment to an existing sub-investment advisory agreement.  In reviewing a new sub-investment advisory agreement or amendment to an existing sub-investment advisory agreement, the Board will consider factors that it considers to be relevant to its determination, including the nature, extent and quality of services to be provided by the sub-adviser, the sub-adviser's composite performance for other portfolios that are comparable to the Fund with respect to its investment mandate and the sub-investment advisory fee.  Dreyfus would bear the cost of the sub-investment advisory fee payable to any such sub-adviser.
Operation of the Fund under the proposed "manager of managers" arrangement would not:  (1) permit the investment advisory fee paid by the Fund to Dreyfus to be increased without shareholder approval; or (2) diminish Dreyfus' responsibilities to the Fund, including Dreyfus' overall responsibility for the portfolio management services furnished by a sub-adviser.
PROPOSAL 3.B.:
TO APPROVE THE IMPLEMENTATION OF A "MANAGER OF MANAGERS" ARRANGEMENT WHEREBY DREYFUS, UNDER CERTAIN CIRCUMSTANCES, AND SUBJECT TO THE SEC'S ISSUANCE OF AN EXEMPTIVE ORDER, WOULD BE ABLE TO HIRE AND REPLACE FUND SUB-ADVISERS THAT ARE EITHER UNAFFILIATED OR AFFILIATED WITH DREYFUS (WHETHER OR NOT WHOLLY-OWNED SUBSIDIARIES OF BNY MELLON) WITHOUT OBTAINING SHAREHOLDER APPROVAL.

Dreyfus has applied for an exemptive order from the SEC, which would replace the Existing Order, and upon which the Fund may rely if granted by the SEC, that would permit Dreyfus, subject to certain conditions and approval by the Board, to hire and replace one or more sub-advisers that are either unaffiliated or affiliated with Dreyfus (whether or not wholly-owned subsidiaries of BNY Mellon) without obtaining shareholder approval.  The requested order operates in substantially the same manner as and is subject to substantially the same restrictions as the Existing Order.  In addition, pursuant to the Existing Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus.  The requested order would require the same disclosure with respect to the sub-investment advisory fee payable by Dreyfus separately to a sub-adviser that is an affiliate of Dreyfus (whether or not a wholly-owned subsidiary of BNY Mellon).
*           *           *
PROPOSAL 4
For more information regarding the differences between the Fund's current and proposed fundamental investment policies, please see Appendix II.
INTRODUCTION
Management of the Fund believes it appropriate to change or remove certain fundamental investment restrictions, as described below, which may only be changed or removed with the approval of the Board and the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities.  The 1940 Act requires that a relatively limited number of investment restrictions or policies be designated as "fundamental," meaning they may not be changed without shareholder approval.1  The Fund has adopted certain restrictions and has designated certain other restrictions as fundamental which are not required to be fundamental restrictions, which the Board and Fund management now believe are unduly restrictive.

[1]
The policies required to be fundamental under the 1940 Act relate to (a) the classification and sub-classification under the 1940 Act within which the Fund may operate, (b) borrowing money, (c) issuing senior securities, (d) engaging in the business of underwriting securities issued by other persons, (e) concentrating investments in a particular industry or group of industries, (f) purchasing and selling real estate or commodities, (g) making loans to other persons, and (h) changing the nature of the business so as to cease to be an investment company.

The Board and Fund management believe that the changes to, or removal of, the fundamental investment restrictions, as described in Proposals 4.A. through 4.J. below, will provide the Fund with additional investment flexibility, clarify and/or expand the Fund's ability to enter into certain types of transactions and/or better align the relevant fundamental investment restrictions with those of other funds in the Dreyfus Family of Funds.  Consistency in investment restrictions among the Fund and other funds in the Dreyfus Family of Funds, when appropriate, simplifies the investment process for investment personnel managing similar funds and also simplifies the compliance monitoring process for compliance personnel and relevant systems.  Simplification of the investment process and compliance monitoring process should enable Fund shareholders to benefit from more efficient management of portfolio compliance.  The changes to, or removal of, these fundamental investment restrictions are not required to enable the Fund to change its investment strategy and Newton to fully implement its investment approach for the Fund.
The Board also approved changing certain other investment policies and types of investments that are permissible for the Fund, as described below.  These changes include:  (1) adding a fundamental investment restriction prohibiting the Fund from issuing any senior security, except to the extent permitted under the 1940 Act; (2) changing the Fund's non-fundamental investment restriction regarding pledging assets to provide an exception related to effecting short sales of securities, the purchase of securities on a when-issued, forward commitment or delayed-delivery basis and the deposit of assets in escrow in connection with the entry into options, forward contracts, futures contracts, options on futures contracts, swap agreements and other derivative instruments; and (3) adding a non-fundamental policy prohibiting the Fund from operating as a fund of funds in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.  These changes are not required to enable the Fund to change its investment strategy and Newton to fully implement its investment approach for the Fund.  For example, while certain of the proposals would permit the Fund to engage in or facilitate short sales without an additional shareholder vote, the Fund has no current intention of engaging in short sales.
CONSIDERATIONS OF THE BOARD
In approving Proposals 4.A. through 4.J., the Board considered that the changes provide the Fund with increased flexibility within the parameters of the 1940 Act.  The Board also considered that the proposals, in some cases, clarify the Fund's ability to enter into certain types of transactions and/or better align certain fundamental investment restrictions with those of other funds in the Dreyfus Family of Funds, avoiding shareholder confusion and simplifying the investment process and also simplifying the compliance monitoring process for compliance personnel and relevant systems.  The Board also considered that the proposed changes are not anticipated to have any material effect on the Fund's current or proposed investment strategy, and are therefore not increasing or decreasing the risk profile of the Fund.
PROPOSAL 4.A.:
TO APPROVE CHANGING A FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTING IN COMMODITIES, REAL ESTATE, OIL AND GAS, INCLUDING ADOPTING A SEPARATE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTING IN PHYSICAL COMMODITIES AND CERTAIN DERIVATIVE INSTRUMENTS.

The Fund has adopted the following investment restriction as a fundamental policy, which can only be changed by a vote of the Fund's shareholders:
The Fund may not purchase, hold or deal in commodities or commodity contracts, in oil, gas, or other mineral exploration or development programs, or in real estate but this shall not prohibit the Fund from investing, consistent with non-fundamental policy No. 3 below [illiquid investments], in securities of companies engaged in oil, gas or mineral investments or activities.  This limitation shall not prevent the Fund from investing in securities issued by a REIT [real estate investment trust], provided that such trust is not permitted to invest in real estate or in interests other than mortgages or other security interests.
Although the Fund does not have any current intention of investing in physical commodities or commodity contracts, in oil, gas, or other mineral exploration or development programs, or in real estate (other than REITs) or in a manner inconsistent with current non-fundamental policy No. 3 (illiquid investments), the Board recommends that Fund shareholders approve changing the above investment restriction to provide the Fund with maximum flexibility, including changing the above investment restriction to add certain exceptions to the restriction on the Fund purchasing, holding or dealing in commodities or commodity contracts or investing in real estate in order to clarify and/or expand the Fund's ability to invest in certain securities and derivatives.  Moreover, it is proposed that the restriction regarding real estate, oil and gas and the restriction regarding commodities contained in the above investment restriction be separated into two investment restrictions.
Accordingly, the Board has approved, and recommends that shareholders approve, changing the above investment restriction regarding investing in oil, gas, or other mineral exploration or development programs, or in real estate and adopting a separate restriction regarding investing in physical commodities and certain derivative instruments that read as follows:
The Fund may not purchase, hold or deal in oil, gas, or other mineral exploration or development programs, or in real estate, but this shall not prohibit the Fund from investing in securities of companies engaged in oil, gas or mineral investments or activities and securities that are secured by real estate or issued by companies that invest or deal in real estate or REITs [real estate investment trusts] and acquiring and holding real estate or interests therein through exercising rights or remedies with regard to such securities.
The Fund may not invest in physical commodities or physical commodities contracts, except that the Fund may purchase and sell commodity-linked or index-linked structured notes, commodity-related exchange-traded funds or exchange-traded notes, options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.
PROPOSAL 4.B.:	TO APPROVE CHANGING A FUNDAMENTAL INVESTMENT RESTRICTION REGARDING ISSUER DIVERSIFICATION.

The Fund has adopted the following investment restriction as a fundamental policy, which can only be changed by a vote of the Fund's shareholders:

The Fund may not purchase the securities of any issuer if such purchase (1) would cause more than 5% of the value of its total assets to be invested in securities of such issuer (except securities of the U.S. Government or any instrumentality thereof) or (2) would cause the Fund to hold more than 10% of the outstanding voting securities of such issuer.
The Board recommends that Fund shareholders approve changing the Fund's fundamental investment restriction stated above to better align such investment restriction with those of other funds in the Dreyfus Family of Funds and to provide the Fund with additional investment flexibility consistent with the 1940 Act.
Changing this investment restriction would not have the effect of changing the sub-classification of the Fund from a "diversified company" to a "non-diversified company", as such terms are defined in the 1940 Act.  Generally, a fund that is non-diversified may invest a higher percentage of its assets in a smaller number of companies than a diversified fund.  For a diversified fund, at least 75% of the value of the fund's total assets must be represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies and other securities of any one issuer limited to 5% of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.  A non-diversified fund is not subject to these requirements.
The Board has approved, and recommends that Fund shareholders approve, changing the investment restriction stated above to read as follows:
The Fund may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would  cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.
PROPOSAL 4.C.:	TO APPROVE CHANGING A FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INDUSTRY CONCENTRATION.

The Fund has adopted the following investment restriction as a fundamental policy, which can only be changed by a vote of the Fund's shareholders:
The Fund may not concentrate its investments in any particular industry or industries, except that the Fund may invest up to 25% of the value of its total assets in a single industry.
The Board recommends that Fund shareholders approve changing the Fund's fundamental investment restriction stated above to better align such investment restriction with that of other funds in the Dreyfus Family of Funds and to provide the Fund with additional investment flexibility consistent with the 1940 Act.
The proposed change to the Fund's fundamental investment restriction regarding industry concentration would clarify that (1) the Fund would be permitted to invest more than 25% of the value of its total assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC, and (2) securities issued or guaranteed by governments other than the U.S. Government or by foreign supranational entities are not considered to be the securities of issuers in a single industry for purposes of this fundamental investment restriction (although all the sovereign debt of a single country would be considered investments in a single industry).
The Board has approved, and recommends that Fund shareholders approve, changing the investment restriction stated above to read as follows:
The Fund may not invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC.  Securities issued or guaranteed by governments other than the U.S. Government or by foreign supranational entities are not considered to be the securities of issuers in a single industry for purposes of this Fundamental Policy (although all the sovereign debt of a single country would be considered investments in a single industry).
PROPOSAL 4.D.:	TO APPROVE CHANGING A FUNDAMENTAL INVESTMENT RESTRICTION ON MARGIN, INCLUDING CHANGING IT TO A NON-FUNDAMENTAL POLICY.
The Fund has adopted the following investment restriction as a fundamental policy, which can only be changed by a vote of the Fund's shareholders:
The Fund may not purchase securities on margin, but the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.
The Board recommends that Fund shareholders approve changing the above investment restriction to clarify that the Fund has the ability to engage in transactions that might be considered to be on "margin," such as short sales and certain types of derivatives transactions.  In addition, the above investment restriction, although currently a regulatory limitation for open-end investment companies, is not required to be a fundamental investment restriction and may be a non-fundamental investment restriction, which may be changed by the Board at any time without shareholder approval.  If in the future regulatory requirements regarding purchasing securities on margin change, the process of removing or changing this investment restriction would be streamlined if the restriction were a non-fundamental investment restriction.  Accordingly, the Board has approved, and recommends that Fund shareholders approve, changing the investment restriction stated above from a fundamental investment restriction to a non-fundamental investment restriction and changing it to read as follows:
The Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, options on futures contracts, swap agreements and other derivative instruments, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this non-fundamental policy.
PROPOSAL 4.E.:	TO APPROVE REMOVING FUNDAMENTAL INVESTMENT RESTRICTIONS REGARDING SHORT SALES AND CERTAIN DERIVATIVE TRANSACTIONS.

The Fund has adopted the following investment restrictions as fundamental policies, which can only be changed by a vote of the Fund's shareholders:
The Fund may not sell any security short.
The Fund may not engage in the purchase and sale of put, call, straddle, or spread options or combinations thereof, or in writing such options, except that the Fund may write and sell covered call option contracts on securities owned by the Fund up to, but not in excess of, 20% of the market value of its net assets at the time such option contracts are written.  The Fund may also purchase call options for the purpose of terminating its outstanding obligations with respect to securities upon which covered call option contracts have been written.  In connection with the writing of covered call options, the Fund may pledge assets to an extent not greater than 20% of the market value of its total net assets at the time such options are written.
Although the Fund does not have any current intention to sell securities short or engage in option writing or selling in excess of the limits stated in the restriction, under the Fund's proposed investment strategy, it may use derivative instruments, including purchasing or selling put, call, straddle, or spread options or combinations thereof for purposes related to the management of the Fund.  Accordingly, the Board recommends that Fund shareholders approve removing the above investment restrictions to provide the Fund with maximum flexibility.
PROPOSAL 4.F.:	TO APPROVE CHANGING A FUNDAMENTAL INVESTMENT RESTRICTION REGARDING UNDERWRITING THE SECURITIES OF OTHER ISSUERS.
The Fund has adopted the following investment restriction as a fundamental policy, which can only be changed by a vote of the Fund's shareholders:
The Fund may not act as an underwriter of securities of other issuers.
Although the Fund does not have any current intention of acting as an underwriter of securities of other issuers, the Board recommends that Fund shareholders approve changing the above investment restriction to clarify that the Fund may act as an underwriter of securities to the extent that the Fund would be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), by virtue of purchasing or selling portfolio securities.  Accordingly, the Board has approved, and recommends that shareholders approve, changing the above investment restriction to read as follows:
The Fund may not act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act in connection with the purchase and sale of portfolio securities.
PROPOSAL 4.G.:	TO APPROVE CHANGING A FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTING IN COMPANIES FOR THE PURPOSE OF EXERCISING CONTROL TO A NON-FUNDAMENTAL POLICY.
The Fund has adopted the following investment restriction as a fundamental policy, which can only be changed by a vote of the Fund's shareholders:
The Fund may not invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.
The above investment restriction is not required to be a fundamental investment restriction and may be a non-fundamental investment restriction, which may be changed by the Board at any time without shareholder approval.  Although the Fund has no current intention of investing in companies for the purpose of exercising control, if in the future the Fund is deemed to be exercising control or if the Fund determines that investing for the purpose of exercising control is advantageous for the Fund, the process of removing or changing this investment restriction would be streamlined if the restriction were a non-fundamental investment restriction.  Accordingly, the Board has approved, and recommends that shareholders approve, changing the investment restriction from a fundamental investment restriction to a non-fundamental investment restriction.  If the Proposal is approved, the language of the investment restriction would not change; the investment restriction would become a non-fundamental investment restriction that could be changed by the Board at any time without shareholder approval.
PROPOSAL 4.H.:	TO APPROVE REMOVING A FUNDAMENTAL INVESTMENT RESTRICTION REGARDING COMPANIES WITH LIMITED OPERATIONS.

The Fund has adopted the following investment restriction as a fundamental policy, which can only be changed by a vote of the Fund's shareholders:
The Fund may not purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its net assets.
Although the Fund does not have any current intention to purchase securities of any company having less than three years' continuous operating history (including that of any predecessors), the Board recommends that Fund shareholders approve removing the above investment restriction to provide the Fund with maximum flexibility in the event of future changes to its investment strategy.  Accordingly, the Board has approved, and recommends that Fund shareholders approve, removing the above investment restriction.
PROPOSAL 4.I.:	TO APPROVE REMOVING FUNDAMENTAL INVESTMENT RESTRICTIONS REGARDING INVESTMENTS IN SECURITIES WHERE AFFILIATED PERSONS ARE INVOLVED.

The Fund has adopted the following investment restrictions as fundamental policies, which can only be changed by a vote of the Fund's shareholders::
The Fund may not purchase or retain the securities of any issuer if officers or board members of the Fund or of Dreyfus, who own beneficially more than 0.5% of the securities of such issuer, together own beneficially more than 5% of the securities of such issuer.
The Fund may not purchase from or sell to any of its officers or board members, or firms of which any of them are members, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions.
Although the Fund does not have any current intention to invest in a manner inconsistent with the above investment restrictions, the Board recommends that Fund shareholders approve removing the above investment restrictions to provide the Fund with maximum flexibility in the event of future changes to its investment strategy.  Accordingly, the Board has approved, and recommends that Fund shareholders approve, removing the above investment restrictions.
PROPOSAL 4.J.:	TO APPROVE REMOVING A FUNDAMENTAL INVESTMENT RESTRICTION REGARDING WARRANTS.
The Fund has adopted the following investment restriction as a fundamental policy, which can only be changed by a vote of the Fund's shareholders:
The Fund may not purchase warrants in excess of 2% of its net assets.  Such warrants shall be valued at the lower of cost or market, except that warrants acquired by the Fund in units or attached to securities shall be deemed to be without value, for purposes of this fundamental policy only.
Although the Fund does not have any current intention to purchase warrants in excess of 2% of the value of its net assets, the Board recommends that Fund shareholders approve removing the above investment restriction to provide the Fund with maximum flexibility in the event of future changes to its investment strategy.  Accordingly, the Board has approved, and recommends that Fund shareholders approve, removing the above investment restriction.
*           *           *
REQUIRED VOTE AND THE BOARD'S RECOMMENDATION
The approval of each Proposal requires the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the 1940 Act.  Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, in person or represented by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.
THE BOARD, A MAJORITY OF WHOSE MEMBERS ARE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
VOTE "FOR" APPROVAL OF EACH PROPOSAL.
*           *           *
VOTING INFORMATION
PROXIES, QUORUM AND VOTING AT THE MEETING
Shares represented by executed and unrevoked voting instruction forms will be voted in accordance with the specifications made thereon, and if no voting instructions are given on such voting instruction forms, the shares will be voted "FOR" a Proposal.  If a voting instruction form is properly executed and returned accompanied by instructions to withhold authority to vote, or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.  Abstentions will not constitute a vote "FOR" a Proposal.  For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining the requisite vote to approve a Proposal.
A quorum is constituted for the Fund by the presence in person or by proxy of the holders of one-third (33⅓%) of the Fund's outstanding shares entitled to vote at the Meeting.  Because the Participating Insurance Companies hold of record all of the Fund's shares, it is anticipated that all such shares will be present at the Meeting.
In the event sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions.  In determining whether to adjourn the Meeting with respect to one or more Proposals, the following factors may be considered:  the nature of the Proposal, the percentage of favorable votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Policyowners with respect to the reasons for the solicitation.  Any adjournment will require the affirmative vote by the holders of a majority of the Fund's shares eligible to vote that are represented at the Meeting in person or by proxy.  If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" a Proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" a Proposal against any adjournment.  A shareholder vote may be taken for one or more Proposals prior to any adjournment if sufficient votes have been received for approval.
METHODS OF SOLICITATION AND EXPENSES
The Participating Insurance Companies are soliciting voting instructions by mail.  The cost of preparing, assembling and mailing this Proxy Statement and the attached Notice of Special Meeting of Shareholders and the accompanying voting instruction form, which is expected to total approximately $108,800, will be borne by the Fund.  In addition to the use of the mail, voting instructions may be solicited personally or by telephone.
*           *           *
ADDITIONAL INFORMATION
SERVICE PROVIDERS
Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Fund's investment adviser pursuant to a management agreement with the Fund.  For the fiscal year ended December 31, 2016, the Fund paid Dreyfus a management fee of $1,714,315.  The Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.75% of the value of the Fund's average daily net assets.  In connection with, and subject to shareholder approval of, Proposals 1.A. and 1.B., Dreyfus will contractually reduce the annual rate of its management fee from 0.75% to 0.60% of the value of the Fund's average daily net assets, effective as of the Effective Date.
BNY Mellon, located at 225 Liberty Street, New York, New York 10286, serves as custodian for the assets of the Fund pursuant to a custody agreement with the Fund.
MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as distributor (i.e., principal underwriter) of the Fund's shares pursuant to a distribution agreement with the Fund.
Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Fund's transfer and dividend disbursing agent.
PAYMENTS TO AFFILIATED BROKERS
During the Fund's most recent fiscal year ended December 31, 2016, the Fund did not pay any commissions to affiliated brokers.
CERTAIN BENEFICIAL OWNERSHIP
As of December 15, 2016, the Fund had 5,875,740.519 Initial Shares and 290,140.916 Service Shares issued and outstanding.  Set forth below for the Fund is information as to those Participating Insurance Companies known by the Fund to own 5% or more of a class of the Fund's outstanding voting securities as of December 15, 2016.  Participating Insurance Companies will vote as a single class on each Proposal separately.
Name of Class	Name and Address of Participating Insurance Company	Amount of Outstanding Shares of Class Held	Percentage of Outstanding Shares of Class Held

Initial Shares	Nationwide Corporation Department 781368 P.O. Box 78000 Detroit, MI 48278-1368	2,935,068.318	49.9523%
	American Fidelity Assurance Company Separate Account "C" 9000 Cameron Parkway Oklahoma City, OK 73114-3701	880,191.474	14.9801%
	CMFG Group Variable Annuity Account Product Valuation 5801 Southwest Sixth Avenue Topeka, KS 66636-0001	550,335.804	9.3662%
	Transamerica Occidental Life Insurance 1150 South Olive Street Los Angeles, CA 90015-2211	293,988.316	5.0034%
Service Shares	Modern Woodmen Product Valuation 5801 Southwest Sixth Avenue Topeka, KS 66636-1001	63,201.990	21.7832%
	Transamerica Life Insurance Company Separate Account VA-2L 4333 Edgewood Road Northeast Cedar Rapids, IA 52499-0001	54,211.333	18.6845%
	Annuity Investors Life Insurance Company Attn: Variable Annuity Department P.O. Box 5423 Cincinnati, OH 45201-5423	44,006.930	15.1674%
	Farmer New World Life Insurance Company Variable Universal Life Attn: Separate Accounts Department 3003 77th Avenue Southeast Mercer Island, WA 98040-2890	32,117.880	11.0698%
	Farm Bureau Life Insurance Company 5400 University Avenue West Des Moines, IA 50266-5950	28,415.368	9.7936%
	Pruco Life Insurance Company of Arizona (PLAZ) 213 Washington Street 7th Floor Newark, NJ 07102-2917	20,547.144	7.0818%
Under the 1940 Act, a shareholder that beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.
As of December 15, 2016, Board members and officers of the Fund, as a group, owned less than 1% of the outstanding voting shares of the Fund.
The proportionate voting policy (the "Proportionate Voting Policy") described in this Proxy Statement may result in certain Policyowners' instructions affecting the vote of 5% or more of the Fund's total outstanding shares, depending upon the number of shares attributable to Policyowners that provide instructions and to Policyowners that do not.  As a result of the Proportionate Voting Policy, the voting of a small number of Policyowners could determine whether a Proposal is approved.
*           *           *
OTHER MATTERS
The Board is not aware of any other matters which may come before the Meeting.  However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.
The Fund does not hold annual meetings of shareholders.  Shareholders wishing to submit proposals for inclusion in a proxy statement for the Fund's next shareholder meeting subsequent to this Meeting, if any, must submit such proposals a reasonable period of time before the Fund begins to print and mail the proxy materials for such meeting and meet certain other requirements.  Under the proxy rules of the SEC, shareholder proposals meeting requirements contained in those rules may, under certain conditions, be included in the Fund's proxy materials for a particular meeting of shareholders.  One of these conditions relates to the timely receipt by the Fund of any such proposal.  The fact that the Fund receives a shareholder proposal in a timely manner does not, however, ensure its inclusion in proxy materials since there are other requirements in the proxy rules relating to such inclusion.
IT IS IMPORTANT THAT VOTING INSTRUCTIONS BE RETURNED PROMPTLY.  THEREFORE, POLICYOWNERS ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE VOTING INSTRUCTION FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Dated:  January 4, 2017

EXHIBIT A
FORM OF SUB-ADVISORY AGREEMENT
SUB-INVESTMENT ADVISORY AGREEMENT
THE DREYFUS CORPORATION
200 PARK AVENUE
NEW YORK, NEW YORK  10166
[________], 2017
Newton Investment Management (North America) Limited
160 Queen Victoria Street
London
EC4V, 4LA
United Kingdom
Ladies and Gentlemen:
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (the "Fund") desires to employ its capital by investing and reinvesting the same in investments of the type and in accordance with the limitations specified in the Fund's Prospectus and Statement of Additional Information as from time to time in effect, copies of which have been or will be submitted to you, and in such manner and to such extent as from time to time may be approved by the Fund's Board.  The Fund employs The Dreyfus Corporation (the "Adviser") to act as its investment adviser pursuant to a written agreement (the "Management Agreement"), a copy of which has been furnished to you.  The Adviser is authorized to and desires to retain you, and you hereby agree to accept such retention, to act as the Fund's sub-investment adviser with respect to the Fund's assets which may be assigned to you from time to time (the "sub-advised assets") as of [______], 2017 (the "Effective Date").  You hereby agree to accept such retention, to render the services and to assume the obligations set forth herein with respect to the sub-advised assets for the compensation provided herein.
In connection with your serving as sub-investment adviser to the Fund, it is understood that from time to time you will employ or associate with yourself such person or persons as you may believe to be particularly fitted to assist you in the performance of this Agreement.  The compensation of such person or persons shall be paid by you and no obligation may be incurred on the Fund's behalf in any such respect.
Subject to the supervision and approval of the Adviser and the Fund's Board, you will provide investment management of the sub-advised assets.  Your advisory duties and responsibilities hereunder shall pertain only to the sub-advised assets.  You will provide such investment management subject to and in accordance with (i) the Fund's investment objective, policies and limitations as stated in the Fund's Prospectus and Statement of Additional Information as from time to time in effect, or in any supplements thereto, and provided to you; (ii) any applicable procedures or policies adopted or approved by the Adviser or the Fund's Board with respect to the Fund as from time to time in effect and furnished in writing to you; (iii) the requirements applicable to registered investment companies under applicable laws, including without limitation the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations thereunder, and the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and the rules and regulations thereunder applicable to qualification as a "regulated investment company"; and (iv) any written instructions which the Adviser or the Fund's Board may issue to you from time to time; provided, however, that you shall not be bound by any update, modification or amendment of such documents or other procedures or policies of the Fund or the Adviser unless and until you have been given notice thereof in accordance with this Agreement and have been provided with a copy of such update, modification or amendment.  In connection therewith, you (a) will obtain and provide investment research and supervise the Fund's investments with respect to the sub-advised assets and (b) will conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the sub-advised assets, including the placing of portfolio transactions for execution either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant, counterparty or others.  You agree that, in placing any orders with selected brokers and dealers, you will attempt to obtain the best net result in terms of price and execution.  Consistent with this obligation and in accordance with applicable securities laws, you, in your discretion, may purchase and sell portfolio securities from and to brokers and dealers who provide you with research, analysis, advice and similar services.  You may pay to brokers and dealers, in return for such research and analysis, a higher commission than may be charged by other brokers and dealers, subject to your good faith determination that such commission is reasonable in terms either of the particular transaction or of your overall responsibility to the Fund and your other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term and, if applicable, subject to compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended.  Such authorization is subject to termination at any time by the Fund's Board for any reason.  In addition, you are authorized to allocate purchase and sale orders for portfolio securities to brokers and dealers that are affiliated with you, the Adviser, the Fund's principal underwriter or any other sub-investment adviser to the Fund if you believe that the quality of the transaction and the commission are comparable to what they would be with other qualified firms, and provided that the transactions are consistent with the Fund's Rule 17e-1 procedures.  In no instance may portfolio securities be purchased from or sold to you, the Adviser, the Fund's principal underwriter, any other sub-investment adviser to the Fund or any person affiliated with you, the Adviser, the Fund's principal underwriter, any other sub-investment adviser to the Fund or the Fund, except in accordance with the applicable securities laws and the rules and regulations thereunder, including Rules 17a-7 and 17a-10 under the Investment Company Act, and any exemptive order then currently in effect.  The Adviser will periodically provide you with a list of the affiliates of the Adviser, the Fund or the Fund's principal underwriter to which investment or trading restrictions apply, and will specifically identify in writing (x) all publicly traded companies in which the Fund may not invest, together with ticker symbols for all such companies, and (y) any affiliated brokers and any restrictions that apply to the use of those brokers by the Fund.
Proxies of companies whose shares are part of the sub-advised assets shall be voted as described in the Fund's Prospectus and Statement of Additional Information, and you shall assume responsibility for the voting of such proxies pursuant to proxy voting procedures approved by the Adviser.  You are authorized and agree to act on behalf of the Fund with respect to any reorganizations, exchange offers and other voluntary corporate actions in connection with securities held in the sub-advised assets in such manner as you deem advisable, unless the Fund or the Adviser otherwise specifically directs in writing.  You shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping or custody of the sub-advised assets.  The Adviser shall furnish you with copies of the Fund's Prospectus, Statement of Additional Information and any supplements thereto.  You will be provided the opportunity to review and approve any description of you and your investment process set forth in the Fund's Prospectus, Statement of Additional Information and any supplements thereto.  The Adviser also will furnish you with copies of Prospectus or Statement of Additional Information supplements that disclose any changes to the Fund's investment objective, policies, strategies or restrictions and you will have a reasonable period of time to implement such changes with respect to the sub-advised assets.
You will furnish to the Adviser or the Fund such information, with respect to the investments which the Fund may hold or contemplate purchasing in connection with the sub-advised assets, as the Adviser or the Fund may reasonably request.  The Fund and the Adviser wish to be informed of important developments materially affecting the sub-advised assets and shall expect you, on your own initiative, to furnish to the Fund or the Adviser from time to time such information as you may believe appropriate for this purpose.  In connection therewith, you will notify the Adviser if you become aware of any bankruptcy proceedings, securities litigation class actions or settlements affecting the investments which the Fund holds or has held in the sub-advised assets.  Upon reasonable request, you will make available your officers and employees to meet with the Fund's Board and/or the Adviser to review the sub-advised assets.
You will maintain all required books and records with respect to the securities transactions of the Fund for the sub-advised assets in accordance with all applicable laws, and in compliance with the requirements of the rules under Section 31 of the Investment Company Act, and will furnish the Fund's Board and the Adviser with such periodic and special reports as the Fund's Board or the Adviser reasonably may request.  You hereby agree that all records which you maintain for the Fund or the Adviser are the property of the Fund or the Adviser, and agree to preserve for the periods prescribed by applicable law any records which you maintain for the Fund or the Adviser and which are required to be maintained, and further agree to surrender promptly to the Fund or the Adviser any records which you maintain for the Fund or the Adviser upon request by the Fund or the Adviser, provided that you shall have reasonable opportunity to create and maintain copies of applicable records.
The Adviser and you each agree to comply with applicable laws, rules and regulations, including the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), and the Investment Company Act.  You will promptly notify the Fund's Chief Compliance Officer (a) in the event the Securities and Exchange Commission or other governmental authority has censured you, placed limitations upon your activities, functions or operations, suspended or revoked your registration, as an investment adviser, or has commenced proceedings or an investigation that may result in any of these actions; or (b) upon becoming aware of any material fact relating to you that is not contained in the Fund's Prospectus or Statement of Additional Information, and is required to be stated therein or necessary to make the statements therein not misleading, or of any statement contained therein that becomes untrue in any material respect.  Upon request, and in accordance with the scope of your obligations and responsibilities contained in this Agreement, you will provide reasonable assistance to the Fund in connection with the Fund's compliance with applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations thereunder, and Rule 38a-1 under the Investment Company Act.  Such assistance shall include, but not be limited to, (i) providing the Fund's Chief Compliance Officer upon request with copies of your compliance policies and procedures; (ii) certifying periodically, upon the request of the Fund's Chief Compliance Officer, that you are in compliance with all applicable "federal securities laws," as required by Rule 38a-1 under the Investment Company Act and Rule 206(4)-7 under the Investment Advisers Act; (iii) facilitating and cooperating with the Fund's Chief Compliance Officer to evaluate the effectiveness of your compliance controls; (iv) providing the Fund's Chief Compliance Officer with direct access to your compliance personnel; (v) providing the Fund's Chief Compliance Officer with periodic reports; and (vi) promptly providing the Fund's Chief Compliance Officer with special reports in the event of material compliance violations.  Upon request, you will provide certifications to the Fund, in a form satisfactory to the Fund, to be relied upon by the Fund's officers certifying the Fund's periodic reports on Form N-CSR pursuant to Rule 30a-2 under the Investment Company Act.
You shall exercise your best judgment in rendering the services to be provided hereunder, and the Adviser agrees as an inducement to your undertaking the same that you shall not be liable hereunder for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser, provided that nothing herein shall be deemed to protect or purport to protect you against any liability to the Adviser, the Fund or the Fund's security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.  The Fund is expressly made a third party beneficiary of this Agreement with rights to the same extent as if it had been a party hereto.
In consideration of services rendered pursuant to this Agreement, the Adviser will pay you on the first business day of each month, out of the management fee it receives and only to the extent thereof, a fee at the annual rate set forth on Schedule 1 hereto.  If the Adviser waives all or a portion of the management fee it is entitled to receive from the Fund, the fee payable to you pursuant to this Agreement may be reduced as you and the Adviser mutually agree.  The fee for the period from the Effective Date to the end of the month thereof shall be pro-rated according to the proportion which such period bears to the full monthly period, and upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be pro-rated according to the proportion which such period bears to the full monthly period and shall be payable within 10 business days of the date of termination of this Agreement.  For the purpose of determining fees payable to you, the value of the Fund's net sub-advised assets shall be computed in the manner specified in the Fund's then-current Prospectus and Statement of Additional Information for the computation of the value of the Fund's net assets.
Net asset value shall be computed on such days and at such time or times as described in the Fund's then-current Prospectus and Statement of Additional Information.  You agree to monitor the sub-advised assets and to notify the Adviser on any day that you determine that a significant event has occurred with respect to one or more securities held in the sub-advised assets that would materially affect the value of such securities (provided that you shall not be responsible for providing information based on valuations provided by third party services which value securities based upon changes in one or more broad-based indices).  At the request of the Adviser or the Fund's Valuation Committee, you agree to provide additional reasonable assistance to the Adviser, the Fund's Valuation Committee and the Fund's pricing agents in valuing the sub-advised assets, including in connection with fair value pricing of the sub-advised assets.
You will bear all expenses in connection with the performance of your services under this Agreement.  All other expenses to be incurred in the operation of the Fund (other than those borne by the Adviser) will be borne by the Fund, except to the extent specifically assumed by you.  The expenses to be borne by the Fund include, without limitation, the following:  taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not the Adviser's or your officers, directors or employees or holders of 5% or more of the outstanding voting securities of you or the Adviser or any affiliate of you or the Adviser, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses.
The Adviser understands that in entering into this Agreement you have relied upon the inducements made by the Fund to you under the Management Agreement.  The Adviser also understands that you now act, and that from time to time hereafter you may act, as investment adviser or sub-investment adviser to one or more investment companies, private funds or other pooled investment vehicles and fiduciary or other managed accounts (collectively, the "accounts"), and the Adviser has no objection to your so acting, provided that when the purchase or sale of securities of the same issuer is suitable for the investment objectives of two or more accounts managed by you and which have available funds for investment in the case of a purchase, the available securities will be allocated in a manner believed by you to be equitable to each account.  It is recognized that in some cases this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for or disposed of by the Fund.
It is also understood that (i) you shall be prohibited from consulting with any other sub-investment adviser to the Fund (including, in the case of an offering of securities subject to Section 10(f) of the Investment Company Act, any sub-investment adviser that is a principal underwriter or an affiliated person of a principal underwriter of such offering) concerning transactions for the Fund in securities or other assets, except, in the case of transactions involving securities of persons engaged in securities-related businesses, for purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the Investment Company Act, and (ii) your responsibility regarding investment advice hereunder is limited to the sub-advised assets.
In addition, it is understood that the persons employed by you to assist in the performance of your duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict your right or the right of any of your affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.  We acknowledge that you are Authorized and Regulated by the Financial Conduct Authority ("FCA") and that under the rules of the FCA we will be classified as a professional client.
You shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on your part in the performance of your duties or from reckless disregard by you of your obligations and duties under this Agreement.  In no event will you have any responsibility for any portion of the Fund's assets not managed by you or for the acts or omissions of any other sub-investment adviser to the Fund.  In particular, in the event that you manage only a segment of the Fund's assets, you shall have no responsibility for the Fund being in violation of any applicable law or regulation or investment policy or restriction applicable to the Fund as a whole, or for the Fund failing to qualify as a regulated investment company under the Internal Revenue Code, if the securities and other holdings of the segment of the Fund's assets managed by you are such that your segment would not be in such violation or fail to so qualify if such segment were deemed a separate regulated investment company under the Internal Revenue Code, unless such violation was due to your failure to comply with written guidelines adopted by the Fund or the Adviser and provided to you.  Any person, even though also your officer, director, partner, employee or agent, who may be or become an officer, Board member, employee or agent of the Fund, shall be deemed, when rendering services to the Fund or acting on any business of the Fund, to be rendering such services to or acting solely for the Fund and not as your officer, director, partner, employee, or agent or one under your control or direction even though paid by you.
This Agreement shall continue until the date set forth on Schedule 1 hereto (the "Reapproval Date"), and thereafter shall continue automatically for successive annual periods ending on the day of each year set forth on Schedule 1 hereto (the "Reapproval Day"), provided such continuance is specifically approved at least annually by (i) the Fund's Board or (ii) vote of a majority (as defined in the Investment Company Act) of the Fund's outstanding voting securities, provided that in either event its continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the Investment Company Act) of the Fund or any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  This Agreement is terminable without penalty (i) by the Adviser on not more than 60 days' notice to you, (ii) by the Fund's Board or by vote of the holders of a majority of the Fund's outstanding voting securities on not more than 60 days' notice to you, or (iii) by you on not less than 90 days' notice to the Fund and the Adviser.  This Agreement also will terminate automatically in the event of its assignment (as defined in the Investment Company Act or the Investment Advisers Act) and you shall be notified by the Fund and the Adviser, or you shall notify the Fund and the Adviser, as applicable, as soon as possible before any such assignment occurs.  In addition, notwithstanding anything herein to the contrary, if the Management Agreement terminates for any reason, this Agreement shall terminate effective upon the date the Management Agreement terminates.
The Adviser acknowledges that it has received and has had an opportunity to read a copy of your Form ADV Part 2A (the "Brochure") and a copy of the Form ADV Part 2B with respect to your personnel with the most significant responsibility for providing advisory services to the Fund (the "Brochure Supplement").  The Adviser agrees that the Brochure and Brochure Supplement, as well as other client communications, may be transmitted to the Adviser electronically.
It is understood that, unless otherwise indicated on Schedule 1 hereto, the Fund has filed for an exclusion from the definition of "commodity pool operator" ("CPO") pursuant to, and in accordance with, Rule 4.5 under the Commodity Exchange Act of 1974, as amended (the "CEA").  The Adviser represents and warrants that it is not subject to regulation as a CPO by the Commodity Futures Trading Commission or the National Futures Association with respect to the Fund and agrees to furnish a copy of the Fund's Rule 4.5 filing to you upon request.  You agree to manage the sub-advised assets in a manner that will permit the Fund to continue to rely on the exclusion from the definition of CPO pursuant to, and in accordance with, Rule 4.5 under the CEA, unless otherwise agreed to in writing by the Adviser.  The Adviser agrees to notify you in the event that the Fund is no longer eligible to rely on the exclusion from the definition of CPO under Rule 4.5 or the Fund's Rule 4.5 filing is withdrawn.
No provision of this Agreement may be changed, waived or discharged unless signed in writing by the parties hereto.  This Agreement shall be governed by the laws of the State of New York, without regard to the conflict of law principles thereof, provided that nothing herein shall be construed in a manner inconsistent with the Investment Company Act or the Investment Advisers Act.  This Agreement may be executed in several counterparts, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.  Nothing in this Agreement shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.  If any one or more of the provisions of this Agreement shall be held contrary to express law or against public policy, or shall for any reason whatsoever be held invalid, then such provisions shall be deemed severable from the remainder of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.
Unless otherwise provided herein or agreed to in writing by the parties, all notices or instructions permitted or required under this Agreement shall be deemed to have been properly given if sent by regular first-class mail, registered mail, private courier, facsimile or electronically and addressed to (or delivered to) the respective party at the address set forth above or at such other address or addresses as shall be specified, in each case, in a notice similarly given.  Each party may rely upon any notice from the other party or other communication reasonably believed by the receiving party to be genuine.
If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.
Very truly yours,

THE DREYFUS CORPORATION

By:
Name:
Title:

Accepted:

NEWTON INVESTMENT MANAGEMENT
(NORTH AMERICA) LIMITED

By:
Name:
Title:

SCHEDULE 1

Annual Fee as a Percentage of Average Daily Net Sub-Advised Assets	Reapproval Date	Reapproval Day

0.29%	July 29, 2018	July 29th

APPENDIX I

CURRENT AND PROPOSED STRATEGIES AND PORTFOLIO MANAGEMENT

Investment Strategies

	Current	Proposed

Investment Process
General	The Fund's investment strategy combines a disciplined investment process that consists of computer modeling techniques, fundamental analysis and risk management with a social investment process.
Newton seeks attractively-priced companies with good products, strong management and strategic direction that have adopted, or are making progress towards, a sustainable business approach.  These are companies that Newton believes should benefit from favorable long-term trends.  Newton will use an investment process that combines investment themes with fundamental research and analysis to select stocks for the Fund's portfolio.

Investment Themes.  Part of Newton's investment philosophy is the belief that no company, market or economy can be considered in isolation; each must be understood within a broader context.  Therefore, Newton's global industry analysts and Responsible Investment team begin their process by considering the context provided by a series of macroeconomic investment themes, which are designed to define the broader social, financial and political environment as a framework for understanding events, trends and competitive pressures worldwide.

Fundamental Analysis
In selecting stocks, the portfolio managers begin by using computer models to identify and rank stocks within an industry or sector, based on several characteristics, including:

•            value, or how a stock is priced relative to its per-ceived intrinsic worth
•            growth, in this case the sustainability or growth of earnings
•            financial profile, which measures the financial health of the company

Next, based on fundamental analysis, the portfolio managers designate the most attractive of the higher ranked securities as potential purchase candidates, drawing on a variety of sources, including company management and internal as well as Wall Street research.

The portfolio managers manage risk by diversifying across companies, industries and sectors, seeking to dilute the potential adverse impact from a decline in value of any one stock, industry or sector.

Fundamental Research and Analysis.  Newton next conducts rigorous fundamental analysis of the competitive position and valuation of potential investments, systematically integrating the consideration of ESG issues through its proprietary ESG quality review, which is designed to ensure that Newton appropriately accounts for any material ESG issues of the company in determining the potential investment's valuation.

Social Investment Process/ESG Considerations
The portfolio managers then evaluate each stock considered to be a potential purchase candidate, by industry or sector, to determine whether the company enhances the quality of life in America by considering its record in the areas of:

•            protection and improvement of the environment and the proper use of our natural resources
•            occupational health and safety
•            consumer protection and product purity
•            equal employment opportunity

The portfolio managers use publicly available information, including reports prepared by "watchdog" groups and governmental agencies, as well as information obtained from research vendors, the media and the companies themselves, to assist them in the social screening process.  Because there are few generally accepted standards for the portfolio managers to use in the evaluation, the portfolio managers will determine which research tools to use.  The portfolio managers do not currently examine:

•            corporate activities outside the U.S.
•            nonbusiness activities
•            secondary implications of corporate activities (such as the activities of a client or customer of the company being evaluated)

The portfolio managers then further examine the companies determined to be eligible for purchase, by industry or sector, and select investments from those companies the portfolio managers consider to be the most attractive based on financial considerations.  If there is more than one company to choose from, the portfolio managers can select stocks of companies that the portfolio managers consider to have records that exhibit positive accomplishments in the Fund's areas of social concern.

Newton assigns an ESG quality review rating to a company based on a proprietary quality review that includes one or more of the following:

•    Environmental analysis, which includes an assessment of material environmental issues, such as carbon emissions, water management, energy sources and uses, hazardous materials, environmental benefits, natural resources, biodiversity, land rehabilitation and the risks presented by physical threats such as extreme weather events.

•    Social analysis, which includes an assessment of material social issues, such as human rights, human capital management, diversity and inclusion, supply chain management, labor standards, health and safety, business ethics, including consumer protection, and avoidance of corruption in all forms, including extortion and bribery.

•    Governance analysis, which includes an assessment of corporate governance structures and processes and takes into account the particular company circumstances and regulatory restrictions, guidelines and established best practices with respect to board structure, including the balance between executive and independent board representation, succession planning, capital structure, remuneration, risk management, internal controls, shareholder rights, ownership structure and transparency.

Policy on Tobacco Investments	Consistent with its consumer protection screen, the Fund will not purchase shares in a company that manufactures tobacco products.	The Fund will not purchase shares in a company that manufactures tobacco products.
Sell Policy/Ongoing Monitoring
If the portfolio managers determine that a company fails to meet the Fund's social criteria, the stock will not be purchased, or if it is already owned, it will be sold as soon as reasonably possible, consistent with the best interests of the Fund.  If the portfolio managers' assessment does not reveal a negative pattern of conduct in these social areas, the company's stock is eligible for purchase or retention.

The Fund also typically sells a stock when the port-folio managers believe there is a more attractive alternative, the stock's valuation is excessive or there are deteriorating fundamentals, such as a loss of competitive advantage, a failure in management execution or deteriorating capital structure.

Ongoing ESG Monitoring and Engagement.  In addition to investing in companies that Newton believes are "sustainable" after applying the fundamental analysis and ESG quality review rating described above, Newton may invest in companies where it believes it can promote sustainable business practices through ongoing company engagement and active proxy voting consistent with Newton's investment and engagement priorities.  Newton will also monitor the Fund's entire portfolio for emerging ESG controversies and issues and will periodically review each company's ESG quality rating.  This integrated investment process is intended to ensure that ESG issues are taken into account and that the Fund invests in companies with attractive fundamental investment attributes that adopt, or are making progress towards, sustainable business practices.  Once an investment has been made, any material but resolvable ESG issues identified in the ESG quality review process will be addressed with the company in an engagement plan in order to promote change.  Newton typically will vote at every shareholder meeting of every portfolio holding.  This activity is undertaken in-house to ensure that the opinions expressed through Newton's voting record are in line with Newton's investment and engagement priorities.  The Fund will not invest in companies that Newton deems to have material unresolvable ESG issues.

The Fund's portfolio managers typically will consider selling a security as a result of one or more of the following:
•  price movement and market activity have created an excessive valuation;
•  the valuation of the company has become expensive relative to its peers;
•  the company has encountered a material, unresolvable ESG issue;
•  there has been a significant change in the prospects of the company;
•  there has been a change in investment theme or strategy; or
•  profit-taking.

Investment Techniques
Market Capitalization	The Fund normally focuses on large-cap growth stocks. The Fund also may invest in value-oriented stocks, mid-cap stocks and small-cap stocks.	The Fund may invest in the stocks of companies with any market capitalization, but focuses on companies with market capitalizations of $5 billion or more at the time of purchase.
Foreign Issuers	The Fund may invest in common stocks of foreign companies whose U.S. operations are evaluated in accordance with the social screens set forth above.	The Fund may invest up to 20% of its net assets in the stocks of foreign companies.
Emerging Markets Issuers	N/A
The Fund may invest up to 10% of its net assets in the securities of issuers in emerging market countries that demonstrate attractive investment attributes and sustainable business practices and have no material unresolvable ESG issues.

Use of Derivatives	N/A
Although not a principal investment strategy, the Fund may, but is not required to, use derivatives, principally options, futures and options on futures (including those relating to stocks, indices and foreign currencies), and forward contracts, as a substitute for investing directly in an underlying asset or currency, to increase returns, to manage foreign currency risk, as part of a hedging strategy or for other purposes related to the management of the Fund.  To the extent such instruments have similar economic characteristics to equity securities as described in the Fund's policy with respect to the investment of at least 80% of its net assets, these investments will be considered investments included within such policy.  Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives.  A derivatives contract will obligate or entitle the Fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset.  When the Fund enters into derivatives transactions, it may be required to segregate assets or enter into offsetting positions, in accordance with applicable regulations.

Other Instruments	N/A
Although not a principal investment strategy, the Fund may invest in exchange-traded funds, such as those that are designed to track the performance of an index, and real estate investment trusts, which are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate.  The Fund may also invest in exchange-traded notes.

Limit on Writing Covered Call Options
The Fund is limited to only writing (i.e., selling) covered call option contracts on securities owned by the Fund to the extent of 20% of the market value of its net assets at the time such option contracts are written and purchasing call options only to close out open positions.
N/A
Lending Portfolio Securities	The Fund may lend its portfolio securities.	The Fund no longer would be permitted to lend its portfolio securities.

Portfolio Management

	Current	Proposed

Investment Adviser and Sub-Adviser (as applicable)	The Fund's investment adviser is Dreyfus.
The Fund's investment adviser is Dreyfus.  Dreyfus has engaged its affiliate, Newton, to serve as the Fund's sub-adviser.  Newton, a registered investment adviser, is an indirect wholly-owned subsidiary of BNY Mellon founded in 1978.  Newton manages money globally for a wide range of clients, including small and large institutional investors as well as endowments and charities, and mutual funds.  Newton's principal office is located at 160 Queen Victoria Street, London, EC4V, 4LA, United Kingdom.  As of September 30, 2016, Newton, together with its affiliates that comprise the Newton group of companies, managed approximately $70.9 billion in discretionary separate accounts and other investment accounts.  Newton, subject to Dreyfus' supervision and approval, will provide the day-to-day management of the Fund's assets.

Portfolio Managers
Investment decisions for the Fund are made by members of the Active Equity Team of Mellon Capital Management Corporation ("Mellon Capital"). The team members are C. Wesley Boggs, William S. Cazalet, CAIA and Ronald P. Gala, CFA, each of whom serves as a primary portfolio manager of the Fund and all of whom are jointly and primarily responsible for managing the Fund's portfolio. Messrs. Boggs and Gala have each served as a primary portfolio manager of the Fund since May 2012, and Mr. Cazalet has served as a primary portfolio manager of the Fund since December 2014. Mr. Boggs is a vice president and senior portfolio manager at Mellon Capital, where he has been employed since 1993. He also has been employed by Dreyfus since 2007. Mr. Cazalet is a managing director and head of active equity strategies at Mellon Capital, where he has been employed since July 2013. He also has been employed by Dreyfus since December 2014. Prior to joining Mellon Capital, Mr. Cazalet was employed from November 2011 until June 2013 by Commonfund, Inc. as a managing director where he was responsible for U.S. west coast and international clients. Mr. Gala is a managing director and senior portfolio manager at Mellon Capital and has been employed by other current or predecessor BNY Mellon entities since 1993. He also has been employed by Dreyfus since 1998. Messrs. Boggs, Cazalet, and Gala manage the Fund as employees of Dreyfus.

John Gilmore, Jeff Munroe and Terry Coles are the Fund's primary portfolio managers.  Mr. Gilmore, the Fund's lead portfolio manager, is the lead manager of Newton's sustainable U.S. equity model and a member of its global equities team providing specialist insight into the North American market.  He joined Newton in 2013; prior thereto, he was a portfolio manager at Kames Capital.  Mr. Munroe is the investment leader of the global equities team at Newton, where he has been employed since 1993.  Mr. Coles is a portfolio manager on the global equities team at Newton, where he has been employed since 2010.  Sandra Carlisle leads Newton's Responsible Investment team, which is responsible for the Fund's fundamental ESG research and analysis, controversy monitoring, company engagement and active proxy voting.  Ms. Carlisle joined Newton in 2013; prior thereto, she was a director at F&C Investments.

APPENDIX II

CURRENT AND PROPOSED FUNDAMENTAL INVESTMENT POLICIES

Current Fundamental Policy	Proposed Fundamental Policy or Change
The Fund may not…	The Fund may not…
Proposal 1.A. Fundamental Social Considerations
Change the special considerations described in the prospectus without shareholder approval.	Remove fundamental policy.

Proposal 4.A.: Commodities, Real Estate, Oil and Gas

Purchase, hold or deal in commodities or commodity contracts, in oil, gas, or other mineral exploration or development programs, or in real estate but this shall not prohibit the Fund from investing, consistent with non-fundamental policy No. 3 below [Illiquid Investments], in securities of companies engaged in oil, gas or mineral investments or activities.  This limitation shall not prevent the Fund from investing in securities issued by a REIT, provided that such trust is not permitted to invest in real estate or in interests other than mortgages or other security interests.

Invest in physical commodities or physical commodities contracts, except that the Fund may purchase and sell commodity-linked or index-linked structured notes, commodity-related exchange-traded funds or exchange-traded notes, options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

Purchase, hold or deal in oil, gas, or other mineral exploration or development programs, or in real estate, but this shall not prohibit the Fund from investing in securities of companies engaged in oil, gas or mineral investments or activities and securities that are secured by real estate or issued by companies that invest or deal in real estate or REITs and acquiring and holding real estate or interests therein through exercising rights or remedies with regard to such securities.

Proposal 4.B. Issuer Diversification

Purchase the securities of any issuer if such purchase (1) would cause more than 5% of the value of its total assets to be invested in securities of such issuer (except securities of the U.S. Government or any instrumentality thereof) or (2) would cause the Fund to hold more than 10% of the outstanding voting securities of such issuer.

With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would  cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

Proposal 4.C.: Industry Concentration
Concentrate its investments in any particular industry or industries, except that the Fund may invest up to 25% of the value of its total assets in a single industry.
Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC.  Securities issued or guaranteed by governments other than the U.S. Government or by foreign supranational entities are not considered to be the securities of issuers in a single industry for purposes of this Fundamental Policy (although all the sovereign debt of a single country would be considered investments in a single industry).

Proposal 4.D.: Margin
Purchase securities on margin, but the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.
Change to a non-fundamental policy:
Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, options on futures contracts, swap agreements and other derivative instruments, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this non-fundamental policy.

Proposal 4.E.: Short Sales

Sell any security short.

Engage in the purchase and sale of put, call, straddle, or spread options or combinations thereof, or in writing such options, except that the Fund may write and sell covered call option contracts on securities owned by the Fund up to, but not in excess of, 20% of the market value of its net assets at the time such option contracts are written.  The Fund may also purchase call options for the purpose of terminating its outstanding obligations with respect to securities upon which covered call option contracts have been written.  In connection with the writing of covered call options, the Fund may pledge assets to an extent not greater than 20% of the market value of its total net assets at the time such options are written.
Remove fundamental policies.
Proposal 4.F.: Underwriting
Act as an underwriter of securities of other issuers.
Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act in connection with the purchase and sale of portfolio securities.

Proposal 4.G.: Investing for Control
Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.	Change to a non-fundamental policy.
Proposal 4.H.: Companies with Limited Operations

Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its net assets.
Remove fundamental policy.
Proposal 4.I.: Securities Where Affiliated Persons Are Involved

Purchase or retain the securities of any issuer if officers or board members of the Fund or of Dreyfus, who own beneficially more than 0.5% of the securities of such issuer, together own beneficially more than 5% of the securities of such issuer.

Purchase from or sell to any of its officers or board members, or firms of which any of them are members, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions.
Remove fundamental policies.
Proposal 4.J.: Warrants

Purchase warrants in excess of 2% of its net assets.  Such warrants shall be valued at the lower of cost or market, except that warrants acquired by the Fund in units or attached to securities shall be deemed to be without value, for purposes of this fundamental policy only.
Remove fundamental policy.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
[PARTICIPATING INSURANCE COMPANY]
The undersigned owner of one or more variable annuity contracts or variable life insurance policies (collectively, the "Policies") offered by the indicated insurance company (the "Participating Insurance Company") hereby instructs the Participating Insurance Company to vote as indicated herein all of the shares of common stock of The Dreyfus Socially Responsible Growth Fund, Inc. (the "Fund"), held in each separate account attributable to the Policies at the close of business on January 4, 2017, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, at 9:30 a.m., on Thursday, March 9, 2017 and at any and all adjournments thereof, with all of the powers the undersigned possesses and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.
IF THIS VOTING INSTRUCTION FORM IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE PROPOSAL SHOWN ON THE REVERSE SIDE.

If you fail to return this Voting Instruction Form, the Participating Insurance Company will vote all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from Policyowners in the separate account.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

TO GIVE VOTING INSTRUCTIONS, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
Proposal 1.A:	To approve removing the Fund's current fundamental social investment policy and related fundamental social considerations regarding its investment strategy.
FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 1.B:	To approve a sub-investment advisory agreement between Dreyfus and Newton Investment Management (North America) Limited with respect to the Fund.
FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 2.A:	To approve changing the Fund's investment objective.
FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 2.B:	To approve changing the Fund's investment objective from a fundamental policy to a non-fundamental policy.
FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 3.A.:
To approve the implementation of a "manager of managers" arrangement whereby Dreyfus, under certain circumstances, would be able to hire and replace Fund sub-advisers that are either unaffiliated with Dreyfus or are wholly-owned subsidiaries of Dreyfus' ultimate parent company, The Bank of New York Mellon Corporation ("BNY Mellon"), without obtaining shareholder approval.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 3.B.:
To approve the implementation of a "manager of managers" arrangement whereby Dreyfus, under certain circumstances, and subject to the Securities and Exchange Commission's issuance of an exemptive order to the Fund and Dreyfus, would be able to hire and replace Fund sub-advisers that are either unaffiliated or affiliated with Dreyfus (whether or not wholly-owned subsidiaries of BNY Mellon) without obtaining shareholder approval.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 4.A:
To approve changing a fundamental investment restriction regarding investing in commodities, real estate, oil and gas, including adopting a separate fundamental investment restriction regarding investing in physical commodities and certain derivative instruments.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 4.B:	To approve changing a fundamental investment restriction regarding issuer diversification.
FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 4.C:	To approve changing a fundamental investment restriction regarding industry concentration.
FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 4.D:	To approve changing a fundamental investment restriction on margin, including changing it to a non-fundamental policy.
FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 4.E:	To approve removing fundamental investment restrictions regarding short sales and certain derivative transactions.
FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 4.F:	To approve changing a fundamental investment restriction regarding underwriting the securities of other issuers.
FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 4.G:	To approve changing a fundamental investment restriction regarding investing in companies for the purpose of exercising control to a non-fundamental policy.
FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 4.H:	To approve removing a fundamental investment restriction regarding companies with limited operations.
FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 4.I:	To approve removing fundamental investment restrictions regarding investments in securities where affiliated persons are involved.
FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 4.J:	To approve removing a fundamental investment restriction regarding warrants.
FOR	AGAINST	ABSTAIN
☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.
Sign, Date and Return the Voting Instruction Form Promptly Using the Enclosed Envelope
Signature(s) should be exactly as name or names appearing on this voting instruction form. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this voting instruction form, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

Important Notice Regarding Internet
Availability of Proxy Materials for the Special Meeting of Shareholders of
The Dreyfus Socially Responsible Growth Fund, Inc.
to be held on March 9, 2017:
The Notice of Special Meeting of Shareholders, the Proxy Statement and the Fund's most recent annual and semi-annual reports to shareholders are available at
www.dreyfus.com/proxyinfo

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
The undersigned shareholder of The Dreyfus Socially Responsible Growth Fund, Inc. (the "Fund"), hereby appoints Maureen E. Kane and Jeff Prusnofsky, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on January 4, 2017, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, at 9:30 a.m., on Thursday, March 9, 2017 and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.
THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE
PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
THREE EASY WAYS TO VOTE YOUR PROXY
To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com.
3) Follow the instructions provided on the website.
To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-877-907-7646.
3) Follow the instructions.
To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the postage-paid envelope provided.
If you are NOT voting by Telephone or Internet, Please
Sign, Date and Return the Proxy Card
 Promptly Using the Enclosed Envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
Proposal 1.A:	To approve removing the Fund's current fundamental social investment policy and related fundamental social considerations regarding its investment strategy.
FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 1.B:	To approve a sub-investment advisory agreement between Dreyfus and Newton Investment Management (North America) Limited with respect to the Fund.
FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 2.A:	To approve changing the Fund's investment objective.
FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 2.B:	To approve changing the Fund's investment objective from a fundamental policy to a non-fundamental policy.
FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 3.A.:
To approve the implementation of a "manager of managers" arrangement whereby Dreyfus, under certain circumstances, would be able to hire and replace Fund sub-advisers that are either unaffiliated with Dreyfus or are wholly-owned subsidiaries of Dreyfus' ultimate parent company, The Bank of New York Mellon Corporation ("BNY Mellon"), without obtaining shareholder approval.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 3.B.:
To approve the implementation of a "manager of managers" arrangement whereby Dreyfus, under certain circumstances, and subject to the Securities and Exchange Commission's issuance of an exemptive order to the Fund and Dreyfus, would be able to hire and replace Fund sub-advisers that are either unaffiliated or affiliated with Dreyfus (whether or not wholly-owned subsidiaries of BNY Mellon) without obtaining shareholder approval.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 4.A:
To approve changing a fundamental investment restriction regarding investing in commodities, real estate, oil and gas, including adopting a separate fundamental investment restriction regarding investing in physical commodities and certain derivative instruments.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 4.B:	To approve changing a fundamental investment restriction regarding issuer diversification.
FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 4.C:	To approve changing a fundamental investment restriction regarding industry concentration.
FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 4.D:	To approve changing a fundamental investment restriction on margin, including changing it to a non-fundamental policy.
FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 4.E:	To approve removing fundamental investment restrictions regarding short sales and certain derivative transactions.
FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 4.F:	To approve changing a fundamental investment restriction regarding underwriting the securities of other issuers.
FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 4.G:	To approve changing a fundamental investment restriction regarding investing in companies for the purpose of exercising control to a non-fundamental policy.
FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 4.H:	To approve removing a fundamental investment restriction regarding companies with limited operations.
FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 4.I:	To approve removing fundamental investment restrictions regarding investments in securities where affiliated persons are involved.
FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 4.J:	To approve removing a fundamental investment restriction regarding warrants.
FOR	AGAINST	ABSTAIN
☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.
Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope
Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date